Exhibit 99.3

IN THE UNITED STATES BANKRUPTCY COURT FOR THE SOUTHERN DISTRICT OF TEXAS HOUSTON DIVISION Case Name: Office Properties Income Trust, et al. 1 Petition Date: October 30, 2025 Case Number: 25-90530 (CML) GLOBAL NOTES AND STATEMENTS OF LIMITATIONS, METHODOLOGY, AND DISCLAIMERS REGARDING DEBTORS’ MONTHLY OPERATING REPORT The accompanying Monthly Operating Report (the “MOR”) has been prepared by Office Properties Income Trust and its debtor affiliates, as debtors and debtors in possession (collectively, the “Debtors”) in the above-captioned chapter 11 cases (the “Chapter 11 Cases”). On October 30, 2025 (the “Petition Date”), the Debtors commenced these Chapter 11 Cases by filing voluntary petitions for relief under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) with the United States Bankruptcy Court for the Southern District of Texas (the “Bankruptcy Court”). These Chapter 11 Cases have been consolidated for procedural purposes only and are being jointly administered under Case No. 25-90530 (CML). The Debtors are authorized to operate their business as debtors-in-possession pursuant to sections 1107(a) and 1108 of the Bankruptcy Code. The following notes, statements, and limitations should be referred to, and referenced in connection with, any review of the MOR accompanying these global notes (the “Global Notes”). 1. General Methodology. The Debtors are filing this MOR solely for the purpose of complying with the monthly reporting requirements of the Office of the United States Trustee for Region 7 (the “U.S. Trustee”) and applicable bankruptcy reporting guidelines. The financial and supplemental information contained in these Global Notes is unaudited, limited in scope, and is not prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) nor in accordance with federal or state securities laws or other applicable non-bankruptcy law or in lieu of complying with any periodic reporting requirements thereunder, nor is it intended to fully reconcile to the consolidated financial statements prepared by the Debtors. These Global Notes contain information that is applicable to each MOR filed in the Chapter 11 Cases contemporaneously herewith. Accordingly, the financial information presented in the MORs is subject to further review, adjustment, and reclassification as additional information becomes available. This MOR should not be relied upon for valuation, investment, or any other purpose other than compliance with the applicable reporting guidelines noted above. 2. Basis of Presentation. In preparing this MOR, the Debtors relied on financial data available from the books and records available to them at the time of such preparation, but 1 A complete list of the Debtors in the Chapter 11 Cases may be obtained on the website of the Debtors’ claims and noticing agent at https://restructuring.ra.kroll.com/OPI. The Debtors’ mailing address is Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458-1634.

2 this MOR and financial data do not reflect in all circumstances presentation for U.S. GAAP. Asset values reflected in this MOR are book values and not based upon any contemporaneous valuation. Although the Debtors made commercially reasonable efforts to ensure the accuracy and completeness of this MOR, inadvertent errors or omissions may exist. The results of operations contained herein are not necessarily indicative of results which may be expected from any other period or for the full year and may not necessarily reflect the results of operations, financial position and cash flows of the Debtors in the future. Each signatory to this MOR has necessarily relied upon the efforts, statements, advice and representations of personnel of the Debtors and the Debtors’ advisors and professionals. Each signatory has not (and could not have) personally verified the accuracy of each such statement, representation, and answer contained in this MOR. 3. Reporting Period. Unless otherwise noted herein, this MOR generally reflects the Debtors’ books and records and financial activity occurring during the applicable reporting period. Except as otherwise noted, no adjustments have been made for activity occurring after the close of the reporting period. For purposes of this MOR for the reporting period ended January 31, 2026, the Debtors have excluded cash receipts and disbursements processed from January 1, 2026 through January 2, 2026. The Debtors track and report cash activity on a week-end basis, and these two days were included in the previously filed MORs for the period ended December 31, 2025. Accordingly, all cash activity through the week ended January 2, 2026 has been excluded from this MOR to avoid duplicative reporting. 4. Accuracy. The financial information disclosed herein was not prepared in accordance with federal or state securities laws or other applicable non‐bankruptcy law or in lieu of complying with any periodic reporting requirements thereunder. Persons and entities trading in or otherwise purchasing, selling, or transferring claims against or equity interests in the Debtors should evaluate this financial information in light of the purposes for which it was prepared. The Debtors are not liable for and undertake no responsibility to indicate variations from securities laws or for any evaluations of the Debtors based on this financial information or any other information. 5. Payment of Prepetition Claims Pursuant to First Day Orders. Pursuant to various "first day" orders and any supplements or amendments to such orders entered by the Bankruptcy Court (each, a “First Day Order,” and collectively, the “First Day Orders”), the Debtors and their estates are authorized or expect to be authorized to pay certain prepetition claims, including, without limitation: a. Essential Claims, as defined in the Final Order (I) Authorizing the Debtors to Pay Certain Prepetition Claims of (A) Health, Safety, and Environmental Providers, (B) Lien Claimants, and (C) 503(b)(9) Claimants; (II) Confirming Administrative Expense Priority of Outstanding Prepetition Orders; (III) Authorizing Financial Institutions to Honor and Process Related Checks and Transfers; and (IV) Granting Related Relief [Docket No. 440]; b. Tenant Obligations, as defined in the Order (I) Authorizing the Debtors to Pay Tenant Obligations and (II) Granting Related Relief [Docket No. 92];

3 c. Insurance Obligations, as defined in the Order (I) Authorizing Debtors to (A) Continue Insurance Programs, and (B) Pay All Obligations with Respect Thereto; and (II) Granting Related Relief [Docket No. 95]; d. Taxes and Fees, as defined in the Order (I) Authorizing Debtors to Pay Certain Prepetition Taxes and Fees; and (II) Granting Related Relief [Docket No. 96]; e. Adequate Assurance Deposits and Administrative Fees, as defined in the Order (I) Approving Debtors’ Proposed Form of Adequate Assurance of Payment to Utility Providers; (II) Establishing Procedures For Resolving Objections by Utility Providers; (III) Prohibiting Utility Providers From Altering, Refusing, or Discontinuing Service; and (IV) Granting Related Relief [Docket No. 97]; and f. Account Fees, as defined in the Final Order (I) Authorizing Debtors to (A) Continue Existing Cash Management System, (B) Maintain Existing Business Forms and Intercompany Arrangements, and (C) Continue Intercompany Transactions; and (II) Granting Related Relief [Docket No. 438] (the “Final Cash Management Order”). If any payments were made following the commencement of the Chapter 11 Cases pursuant to the authority granted to the Debtors by the Bankruptcy Court under the First Day Orders, such payments have been included in this MOR unless otherwise noted. 6. Liabilities Subject to Compromise. The amounts currently classified as liabilities subject to compromise reflect the accounting impact of ASC 852, Reorganizations, effective from the Petition Date. Following adoption of this accounting standard, certain prepetition liabilities have been reclassified and collated as a liability subject to compromise. The amounts currently classified as subject to compromise do not reflect the claimant value but reflects the best estimate as at the reporting date. When claims are received and reconciled, adjustments will be made prospectively. 7. Reservation of Rights. The Debtors hereby reserve all rights to dispute the validity, status, enforceability, or executory nature of any claim amount, representation, or other statement in the MORs. The Debtors reserve all rights to amend or supplement the MORs in all respects, as may be necessary or appropriate, but shall be under no obligation to do so. Nothing contained in the MORs shall constitute a waiver of any of the Debtors’ rights or an admission with respect to their Chapter 11 Cases. 8. Insiders and Affiliates. In the circumstances where the MORs require information regarding “insiders” or “affiliates,” the Debtors may include information with respect to the individuals and entities whom the Debtors believe may be argued to fall within the definition of “insider” set forth in section 101(31) of the Bankruptcy Code or “affiliate” set forth in section 101(2) of the Bankruptcy Code, as applicable, during the relevant time periods. The listing or omission of a party as an “insider” or “affiliate” for the purposes of the MOR is for informational purposes and is not intended to be nor should be construed as an admission that those parties are insiders or affiliates for purposes of section 101(31) or 101(2), as applicable, of the Bankruptcy Code. Information regarding the individuals or

4 entities listed as insiders or affiliates in the MORs may not be used for: (a) the purposes of determining (i) control of the Debtors; (ii) the extent to which any individual or entity exercised management responsibilities or functions; (iii) corporate decision-making authority over the Debtors; or (iv) whether such individual or entity (or the Debtors) could successfully argue that they are not an insider or affiliate under applicable law, including the Bankruptcy Code and federal securities laws, or with respect to any theories of liability or (b) any other purpose. Furthermore, certain of the individuals or entities identified as insiders or affiliates may not have been insiders or affiliates for the entirety of the twelve-month period before the Petition Date, but the Debtors have included them herein out of an abundance of caution. The Debtors reserve all rights with respect thereto. For the avoidance of doubt, the Debtors do not employ any employees. 9. Specific MOR Disclosures. Notes to Part 1: Cash Receipts and Disbursements • The Debtors use a consolidated cash management system through which the Debtors pay substantially all liabilities and expenses. A more complete description of the Debtors’ Cash Management System is set forth in the Emergency Motion of Debtors for Entry of Interim and Final Orders (I) Authorizing Debtors to (A) Continue Existing Cash Management System, (B) Maintain Existing Business Forms and Intercompany Arrangements, and (C) Continue Intercompany Transactions; and (II) Granting Related Relief [Docket No. 21] (the “Cash Management Motion”) filed on October 31, 2025. • Receipts primarily consist of rental income collections, supplemented by cash inflows from asset sales and from proceeds from financing activity reflected on the MOR of Debtor Office Properties Income Trust. • The Debtors have endeavored to allocate receipts and disbursements to the appropriate legal entity based on the underlying transaction, even if the associated cash flow occurred through a different Debtor’s bank account. o Rent and other receipts are attributed to the appropriate Debtor entity receiving the rent and other receipts, regardless of the receiving bank account. o Similarly, disbursements are attributed to the invoiced entity, irrespective of the entity making the payment. • Receipts and disbursements processed through Sonesta-controlled bank accounts, as described in the Cash Management Motion, are included in the cash receipts and disbursements calculations. However, because these bank accounts are not controlled by Debtor 20 Mass Ave TRS Inc., the related ending cash balances are excluded to reconcile to the Debtor’s book ending cash balance. • Disbursements related to professional fees that are transferred into the professional fee reserve account are included in cash disbursements at the time the amounts are transferred to such account. Notwithstanding the foregoing, such amounts remain included in the ending cash balance until ultimately disbursed from the professional fee reserve account. • Receipts and disbursements from non-Debtor entities have been excluded, even if such transactions pass through Debtor bank accounts, as they are not attributable to the

5 Debtors. However, receipts and disbursements related to the Non-Debtor Mortgages, as defined in the Declaration of John R. Castellano in Support of Chapter 11 Petitions and First Day Relief [Docket No. 26] (the “First Day Declaration”), are included in the Cash and Cash Equivalents of Office Properties Income Trust. • Based on guidance received from the Office of the United States Trustee, reported cash receipts and disbursements should exclude intercompany transactions. Therefore, for those Debtors with net intercompany cash outflows or inflows during the reporting period, the ending cash balances reported on Form 11 MOR Part 1 may not equal the ending cash balances per the Debtors’ bank statements or the Debtors’ books and records. Notes to Part 2: Asset and Liability Status • The amounts identified in Part 2 of this MOR are derived from the Debtors’ unaudited and estimated balance sheets. Please refer to the notes above for information regarding presentation and limitations that may exist in this MOR. • The funded secured and unsecured debt amounts identified in Part 2 of the MOR are derived from the Debtors’ unaudited and estimated balance sheets. Such amounts do not reflect the Debtors’ view as to the amount of any claim and the Debtors reserve all rights with respect to any asserted claim amounts. Accordingly, there may be differences between such amounts asserted in the MORs and any corresponding amounts stated in the Debtors’ statements of financial affairs and schedules of assets and liabilities. • While receipts and disbursements processed through Sonesta-controlled bank accounts are included in the cash activity for Debtor 20 Mass Ave TRS Inc., the balance sheet only includes the cumulative net income from the tenant hotel business once excess cash from the Sonesta-controlled bank accounts is transferred to Debtor 20 Mass Ave TRS Inc. as described in the Cash Management Motion pursuant to the Sonesta Management Agreement as defined in the First Day Declaration. • Amounts reported in “Liabilities Subject to Compromise” include intercompany balances. Intercompany balances have not been eliminated between Debtors for MOR reporting purposes. Notes to Part 4: Income Statement (Statement of Operations) • The income statement included in this MOR reflects month-to-date results. This clarification is provided for the avoidance of doubt. • While receipts and disbursements processed through Sonesta-controlled bank accounts are included in the cash activity for Debtor 20 Mass Ave TRS Inc., the income statement only includes the net gain/loss from the tenant hotel business once excess cash from the Sonesta-controlled bank accounts is transferred to Debtor 20 Mass Ave TRS Inc. as further described in the Cash Management Motion and the First Day Declaration. • Please refer to the notes above for information about presentation and limitations that may exist in the MOR.

6 Notes to Part 5: Professional Fees • Debtor professional fees are recorded at the paying Debtor – Office Properties Income Trust - and are not further allocated to individual legal entities. Notes to Part 6: Postpetition Taxes • In the ordinary course of business, the Debtors are obligated to pay, among other taxes, sales and use, property, and income taxes, and various other governmental charges, fees, and assessments (collectively, the “Taxes and Fees”). • The Debtors believe that they are current with respect to any postpetition Taxes and Fees that have come due. Notes to Part 7: Questionnaire • 7a – Payments on Prepetition Debt: As further described above, all payments made by the Debtors during the period were authorized under First Day Orders granted by the Bankruptcy Court. • 7c – Payments to Insiders: The personnel and various services the Company requires to operate its business and properties are provided by The RMR Group LLC (“RMR”) pursuant to two agreements: a business management agreement (“RMR Management Agreement”) and a property management agreement (“RMR Property Management Agreement” and together, collectively, the “RMR Management Agreements”). As described in more detail in the First Day Declaration, the Debtors pay RMR for business management fees, property management fees, construction management fees, payroll reimbursement and accounts payable funding, regionwide expenses, and certain operating reimbursements. As discussed above, the Debtors reserve all rights with respect to the determination or status of RMR, and any other individual or entity listed herein, as an “insider” as defined in section 101(13) of the Bankruptcy Code or an affiliate as defined in section 101(2) of the Bankruptcy Code. To the extent RMR is listed in the Payments to Insiders attachment, such inclusion is for informational purposes only and is not intended to be nor should be construed as an admission that RMR is an Insider for purposes of section 101(31) or 101(2), as applicable, of the Bankruptcy Code. Additionally, as described in the First Day Declaration, the Debtors pay certain fees and reimbursements to Sonesta pursuant to the Sonesta Management Agreement. Accordingly, to the extent Sonesta is listed in the Payments to Insiders attachment, such inclusion is for informational purposes only and is not intended to be nor should be

7 construed as an admission that Sonesta is an Insider for purposes of section 101(31) or 101(2), as applicable, of the Bankruptcy Code. • 7g – Postpetition Borrowing: On November 5, 2025, the Bankruptcy Court entered the Interim Order Pursuant to Sections 105, 361, 362, 363, and 364 of the Bankruptcy Code and Rules 2002, 4001, 6004, and 9014 of the Federal Rules of Bankruptcy Procedure (I) Authorizing the Debtors to Use Cash Collateral and Obtain Secured Postpetition Financing; (II) Granting Liens and Superpriority Administrative Claims; (III) Providing Adequate Protection; (IV) Scheduling a Final Hearing; and (V) Granting Related Relief [Docket No. 150] (the “Interim DIP Order”) authorizing the Debtors to enter into the DIP Documents (as defined in the Interim DIP Order) and obtain post-petition borrowing thereunder. On November 6, 2025, in accordance with the Interim DIP Order, the Debtors drew $10 million under the DIP Facility, net any fees payable to the DIP Agent and the DIP Lenders (each as defined in the Interim DIP Order). The Debtors received $9.7 million on November 6, 2025 into their Segregated Account (as defined in the Interim DIP Order). The Bankruptcy Court held the Final Hearing (as defined in the Final DIP Order) on January 28, 2026 and January 29, 2026, and on February 4, 2026, entered the Final Order Pursuant to Sections 105, 361, 362, 363, and 364 of the Bankruptcy Code and Rules 2002, 4001, 6004, and 9014 of the Federal Rules of Bankruptcy Procedure (I) Authorizing the Debtors to Use Cash Collateral and Obtain Secured Postpetition Financing; (II) Granting Liens and Superpriority Administrative Claims; (III) Providing Adequate Protection; and (IV) Granting Related Relief (the “Final DIP Order”). By February 6, 2026, in accordance with the Final DIP Order, the Debtors drew $75 million under the DIP Facility. The Debtors received $64.3 million on February 6, 2026 into their Segregated Account, net any fees payable to the DIP Agent and the DIP Lenders and the amount of the Tranche A2 Term Loan (as defined in the Final DIP Order).

UST Form 11-MOR (12/01/2021) 1 UNITED STATES BANKRUPTCY COURT Southern DISTRICT OF Texas Houston In Re. Office Properties Income Trust Debtor(s) § § § § Case No. 25-90530 Lead Case No. 25-90530 Jointly Administered Monthly Operating Report Chapter 11 Reporting Period Ended: 01/31/2026 Petition Date: 10/30/2025 Months Pending: 3 Industry Classification: 5 3 1 1 Reporting Method: Accrual Basis Cash Basis Debtor's Full-Time Employees (current): 0 Debtor's Full-Time Employees (as of date of order for relief): 0 Supporting Documentation (check all that are attached): (For jointly administered debtors, any required schedules must be provided on a non-consolidated basis for each debtor) Statement of cash receipts and disbursements Balance sheet containing the summary and detail of the assets, liabilities and equity (net worth) or deficit Statement of operations (profit or loss statement) Accounts receivable aging Postpetition liabilities aging Statement of capital assets Schedule of payments to professionals Schedule of payments to insiders All bank statements and bank reconciliations for the reporting period Description of the assets sold or transferred and the terms of the sale or transfer Signature of Responsible Party Printed Name of Responsible Party Date Address /s/ Timothy A. (“Tad”) Davidson II 03/02/2026 Timothy A. (“Tad”) Davidson II 600 Travis Street, Suite 4200, Houston, TX 77002 STATEMENT: This Periodic Report is associated with an open bankruptcy case; therefore, Paperwork Reduction Act exemption 5 C.F.R. § 1320.4(a)(2) applies.

Debtor's Name Office Properties Income Trust

Case No. 25-90530

Part 1: Cash Receipts and Disbursements	Current Month	Cumulative
a. Cash balance beginning of month	$26,616,275	
b. Total receipts (net of transfers between accounts)	$20,078	$10,137,729
c. Total disbursements (net of transfers between accounts)	$5,092,711	$12,881,572
d. Cash balance end of month (a+b-c)	$21,543,642	
e. Disbursements made by third party for the benefit of the estate	$0	$0
f. Total disbursements for quarterly fee calculation (c+e)	$5,092,711	$12,881,572

Part 2: Asset and Liability Status (Not generally applicable to Individual Debtors. See Instructions.)	Current Month
a. Accounts receivable (total net of allowance)	$0
b. Accounts receivable over 90 days outstanding (net of allowance)	$0
c. Inventory (Book ◉ Market ◯ Other ◯ (attach explanation))	$0
d Total current assets	$29,939,414
e. Total assets	$3,524,689,495
f. Postpetition payables (excluding taxes)	$63,226,417
g. Postpetition payables past due (excluding taxes)	$2,288
h. Postpetition taxes payable	$212,834
i. Postpetition taxes past due	$0
j. Total postpetition debt (f+h)	$63,439,251
k. Prepetition secured debt	$1,309,358,645
l. Prepetition priority debt	$0
m. Prepetition unsecured debt	$2,768,535,132
n. Total liabilities (debt) (j+k+l+m)	$4,141,333,028
o. Ending equity/net worth (e-n)	$-616,643,533

Part 3: Assets Sold or Transferred	Current Month	Cumulative
a. Total cash sales price for assets sold/transferred outside the ordinary course of business	$0	$0
b. Total payments to third parties incident to assets being sold/transferred outside the ordinary course of business	$0	$0
c. Net cash proceeds from assets sold/transferred outside the ordinary course of business (a-b)	$0	$0

Part 4: Income Statement (Statement of Operations) (Not generally applicable to Individual Debtors. See Instructions.)	Current Month	Cumulative
a. Gross income/sales (net of returns and allowances)	$0	
b. Cost of goods sold (inclusive of depreciation, if applicable)	$0	
c. Gross profit (a-b)	$0	
d. Selling expenses	$0	
e. General and administrative expenses	$169,112	
f. Other expenses	$0	
g. Depreciation and/or amortization (not included in 4b)	$0	
h. Interest	$51,334	
i. Taxes (local, state, and federal)	$0	
j. Reorganization items	$8,237,547	
k. Profit (loss)	$-8,457,993	$-41,001,794

UST Form 11-MOR (12/01/2021) 2

Debtor's Name Office Properties Income Trust

Case No. 25-90530

Part 5: Professional Fees and Expenses

				Approved Current Month	Approved Cumulative	Paid Current Month	Paid Cumulative
a.	Debtor's professional fees & expenses (bankruptcy) *Aggregate Total*			$2,157,840	$4,770,456	$2,157,840	$4,770,456
	Itemized Breakdown by Firm						
		Firm Name	Role				
	i	Latham & Watkins LLP	Lead Counsel	$0	$2,612,616	$0	$2,612,616
	ii	Hunton Andrews Kurth LLP	Local Counsel	$274,794	$274,794	$274,794	$274,794
	iii	AP Services, LLC	Financial Professional	$1,662,421	$1,662,421	$1,662,421	$1,662,421
	iv	Quinn Emanuel Urquhart & Su	Special Counsel	$220,625	$220,625	$220,625	$220,625
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UST Form 11-MOR (12/01/2021) 3

UST Form 11-MOR (12/01/2021) 4 Debtor's Name Office Properties Income Trust Case No. 25-90530 xxxvii xxxvii xxxix xl xli xlii xliii xliv xlv xlvi xlvii xlviii xlix l li lii liii liv lv lvi lvii lviii lix lx lxi lxii lxiii lxiv lxv lxvi lxvii lxviii lxix lxx lxxi lxxii lxxiii lxxiv lxxv lxxvi lxxvii lxxviii

Debtor's Name Office Properties Income Trust Case No. 25-90530

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				Approved Current Month	Approved Cumulative	Paid Current Month	Paid Cumulative
b.	Debtor's professional fees & expenses (nonbankruptcy) *Aggregate Total*			$7,313	$7,313	$7,313	$7,313
	Itemized Breakdown by Firm						
		Firm Name	Role				
	i	Ryan, LLC	Other	$803	$803	$803	$803
	ii	Cox, Castle & Nicholson LLP	Special Counsel	$6,510	$6,510	$6,510	$6,510
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UST Form 11-MOR (12/01/2021) 5

UST Form 11-MOR (12/01/2021) 6 Debtor's Name Office Properties Income Trust Case No. 25-90530 xv xvi xvii xviii xix xx xxi xxii xxiii xxiv xxv xxvi xxvii xxviii xxix xxx xxxi xxxii xxxiii xxxiv xxxv xxxvi xxxvii xxxvii xxxix xl xli xlii xliii xliv xlv xlvi xlvii xlviii xlix l li lii liii liv lv lvi

Debtor's Name Office Properties Income Trust Case No. 25-90530

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UST Form 11-MOR (12/01/2021) 7

Debtor's Name Office Properties Income Trust Case No. 25-90530

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c.	All professional fees and expenses (debtor & committees)			$2,165,153	$4,777,769	$2,165,153	$4,777,769

Part 6: Postpetition Taxes		Current Month	Cumulative
a.	Postpetition income taxes accrued (local, state, and federal)	$0	$0
b.	Postpetition income taxes paid (local, state, and federal)	$0	$0
c.	Postpetition employer payroll taxes accrued	$0	$0
d.	Postpetition employer payroll taxes paid	$0	$0
e.	Postpetition property taxes paid	$0	$0
f.	Postpetition other taxes accrued (local, state, and federal)	$0	$0
g.	Postpetition other taxes paid (local, state, and federal)	$0	$0

Part 7: Questionnaire - During this reporting period:

			Answer
a.	Were any payments made on prepetition debt? (if yes, see Instructions)		Yes ● No ○
b.	Were any payments made outside the ordinary course of business without court approval? (if yes, see Instructions)		Yes ○ No ●
c.	Were any payments made to or on behalf of insiders?		Yes ● No ○
d.	Are you current on postpetition tax return filings?		Yes ● No ○
e.	Are you current on postpetition estimated tax payments?		Yes ● No ○
f.	Were all trust fund taxes remitted on a current basis?		Yes ● No ○
g.	Was there any postpetition borrowing, other than trade credit? (if yes, see Instructions)		Yes ● No ○
h.	Were all payments made to or on behalf of professionals approved by the court?		Yes ● No ○ N/A ○
i.	Do you have:	Worker's compensation insurance?	Yes ○ No ●
		If yes, are your premiums current?	Yes ○ No ○ N/A ● (if no, see Instructions)
		Casualty/property insurance?	Yes ● No ○
		If yes, are your premiums current?	Yes ● No ○ N/A ○ (if no, see Instructions)
		General liability insurance?	Yes ● No ○
		If yes, are your premiums current?	Yes ● No ○ N/A ○ (if no, see Instructions)
j.	Has a plan of reorganization been filed with the court?		Yes ● No ○
k.	Has a disclosure statement been filed with the court?		Yes ● No ○
l.	Are you current with quarterly U.S. Trustee fees as set forth under 28 U.S.C. § 1930?		Yes ● No ○

UST Form 11-MOR (12/01/2021) 8

Debtor's Name Office Properties Income Trust | Case No. 25-90530

Part 8: Individual Chapter 11 Debtors (Only)

a.	Gross income (receipts) from salary and wages	$0
b.	Gross income (receipts) from self-employment	$0
c.	Gross income from all other sources	$0
d.	Total income in the reporting period (a+b+c)	$0
e.	Payroll deductions	$0
f.	Self-employment related expenses	$0
g.	Living expenses	$0
h.	All other expenses	$0
i.	Total expenses in the reporting period (e+f+g+h)	$0
j.	Difference between total income and total expenses (d-i)	$0
k.	List the total amount of all postpetition debts that are past due	$0
l.	Are you required to pay any Domestic Support Obligations as defined by 11 U.S.C § 101(14A)?	Yes ◯ No ⦿
m.	If yes, have you made all Domestic Support Obligation payments?	Yes ◯ No ◯ N/A ⦿

Privacy Act Statement

28 U.S.C. § 589b authorizes the collection of this information, and provision of this information is mandatory under 11 U.S.C. §§ 704, 1106, and 1107. The United States Trustee will use this information to calculate statutory fee assessments under 28 U.S.C. § 1930(a)(6). The United States Trustee will also use this information to evaluate a chapter 11 debtor's progress through the bankruptcy system, including the likelihood of a plan of reorganization being confirmed and whether the case is being prosecuted in good faith. This information may be disclosed to a bankruptcy trustee or examiner when the information is needed to perform the trustee's or examiner's duties or to the appropriate federal, state, local, regulatory, tribal, or foreign law enforcement agency when the information indicates a violation or potential violation of law. Other disclosures may be made for routine purposes. For a discussion of the types of routine disclosures that may be made, you may consult the Executive Office for United States Trustee's systems of records notice, UST-001, "Bankruptcy Case Files and Associated Records." *See* 71 Fed. Reg. 59,818 et seq. (Oct. 11, 2006). A copy of the notice may be obtained at the following link: http://www.justice.gov/ust/eo/rules_regulations/index.htm. Failure to provide this information could result in the dismissal or conversion of your bankruptcy case or other action by the United States Trustee. 11 U.S.C. § 1112(b)(4)(F).

I declare under penalty of perjury that the foregoing Monthly Operating Report and its supporting documentation are true and correct and that I have been authorized to sign this report on behalf of the estate.

/s/ John R. Castellano	John R. Castellano
Signature of Responsible Party	Printed Name of Responsible Party
Chief Restructuring Officer	03/02/2026
Title	Date

UST Form 11-MOR (12/01/2021) 9

Debtor's Name Office Properties Income Trust Case No. 25-90530

PageOnePartOne

PageOnePartTwo

PageTwoPartOne

PageTwoPartTwo

UST Form 11-MOR (12/01/2021) 10

UST Form 11-MOR (12/01/2021) 11 Debtor's Name Office Properties Income Trust Case No. 25-90530 Bankruptcy51to100 NonBankruptcy1to50 NonBankruptcy51to100 Bankruptcy1to50

UST Form 11-MOR (12/01/2021) 12 Debtor's Name Office Properties Income Trust Case No. 25-90530 PageFour PageThree

United States Bankruptcy Court
Southern District of Texas Houston Division

In re:
Office Properties Income Trust, et al.
Debtors

Case No. 25-90530 (CML)
Reporting Period: January 1, 2026 through January 31, 2026

Support Documentation to MOR - 1
Cash Receipts and Disbursements by Legal Entity
For the period 1/1/2026 through 1/31/2026
(See Global Notes for Additional Details)

	Office Properties Income Trust	Government Properties Income Trust LLC	112 Ave Miami LLC	20 Mass Ave TRS Inc.	3400 Plano TX LLC	440 First Street LLC	ACP East LLC	Bayside Pkwy Fremont 2 LLC	Burt Street Omaha LLC	Clay Holdco LLC
	Case No. 25-90530	Case No. 25-90536	Case No. 25-90551	Case No. 25-90565	Case No. 25-90555	Case No. 25-90570	Case No. 25-90573	Case No. 25-90532	Case No. 25-90556	Case No. 25-90576
Rent and Other Receipts	*20,078*	*377,290*	*826,091*	*2,904,019*	*136,693*	*637,886*	*13,725*	*117,523*	-	-
Operating Disbursements										
Payroll & Benefits	-	-	-	-	-	-	-	-	-	-
Property and Other Taxes	-	-	-	-	-	-	5,445	-	-	-
Property Management Fees	(4,209)	-	-	-	-	-	-	-	-	-
Business Management Fee	-	-	-	-	-	-	-	-	-	-
Insurance	(3,964)	(6,514)	(4,598)	-	(14)	(2,213)	(751)	(2,085)	(902)	-
Utilities	-	(47,424)	(19,726)	-	-	(109,615)	(813)	-	-	-
Maintenance & Other Expenses	-	(63,419)	(20,899)	-	(424)	(49,574)	(4,745)	(1,551)	(16,016)	-
Corporate G&A	2,870	(4,201)	(394)	-	(434)	(1,216)	(120)	(202)	(250)	-
Total Operating Disbursements	*(5,303)*	*(121,559)*	*(45,617)*	-	*(873)*	*(162,618)*	*(984)*	*(3,839)*	*(17,167)*	-
Total Capex	-	-	-	-	-	*(16,092)*	-	-	-	-
Total Hotel Disbursements	-	-	-	(1,713,937)	-	-	-	-	-	-
Net Cash Flow From Operations	14,775	255,730	780,474	1,190,082	135,820	459,176	12,741	113,685	(17,167)	-
Non-Operating Disbursements										
Debt Service	-	-	-	-	-	-	-	-	-	-
Professional Fees	(5,085,418)	-	-	-	-	-	-	-	-	-
Utility Deposits	-	-	-	-	-	-	-	-	-	-
First Day Motions - Taxes	(1,990)	-	-	-	-	-	-	-	-	-
First Day Motions - Vendors	-	(7,906)	(3,950)	-	-	-	(245)	-	-	-
First Day Motions - Return of Tenant Deposits	-	(88,712)	-	-	-	-	-	-	-	-
Total Non-Operating Disbursements	(5,087,408)	(96,618)	(3,950)	-	-	-	(245)	-	-	-
Asset Sales	-	-	-	-	-	-	-	-	-	-
Net Cash Flow	(5,072,633)	159,112	776,524	1,190,082	135,820	459,176	12,496	113,685	(17,167)	-
DIP Proceeds	-	-	-	-	-	-	-	-	-	-
Net Cash Flow After Financing	(5,072,633)	159,112	776,524	1,190,082	135,820	459,176	12,496	113,685	(17,167)	-
Beg. Cash Balance	26,616,275	12,728,918	-	798,909	-	1,987,734	-	-	-	-
(+/-) Net Cash Flow After Financing	(5,072,633)	159,112	776,524	1,190,082	135,820	459,176	12,496	113,685	(17,167)	-
MOR Part 1 d. Cash Balance	**$ 21,543,642**	**$ 12,888,030**	**$ 776,524**	**$ 1,988,991**	**$ 135,820**	**$ 2,446,910**	**$ 12,496**	**$ 113,685**	**$ (17,167)**	**$ -**
(+/-) Net Cash Flow from/to CMBS	(529,113)	-	-	-	-	-	-	-	-	-
(+/-) Sonesta Controlled Accounts Net Activity	-	-	-	(1,035,255)	-	-	-	-	-	-
(+/-) Professional Fee Reserve Net Activity	7,947,866	-	-	-	-	-	-	-	-	-
(+/-) Utility Disbursement Reserve Net Activity	549,382	-	-	-	-	-	-	-	-	-
(+/-) Intercompany Transactions, net and Cash In Transit	427,637	(3,950,504)	(776,524)	-	(135,820)	(2,202)	(12,496)	(113,685)	17,167	-
Cash Balance End of Period, Book	**$ 29,939,414**	**$ 8,937,526**	**$ -**	**$ 953,736**	**$ -**	**$ 2,444,708**	**$ -**	**$ -**	**$ -**	**$ -**

United States Bankruptcy Court
Southern District of Texas Houston Division

In re:
Office Properties Income Trust, et al.
Debtors

Case No. 25-90530 (CML)
Reporting Period: January 1, 2026 through January 31, 2026

Support Documentation to MOR - 1
Cash Receipts and Disbursements by Legal Entity
For the period 1/1/2026 through 1/31/2026
(See Global Notes for Additional Details)

	Clay Road Houston LLC	**CRI SIR LLC**	**Elliott Ave Seattle LLC**	**Ewing Holdco LLC**	**First Potomac DC Holdings, LLC**	**FP 11 Dupont Circle, LLC**	**FP 1211 Connecticut Avenue, LLC**	**FP 1401 K, LLC**	**FP 1775 Wiehle Avenue, LLC**	**FP 540 Gaither, LLC**
	Case No. 25-90557	Case No. 25-90578	Case No. 25-90558	Case No. 25-90581	Case No. 25-90584	Case No. 25-90534	Case No. 25-90590	Case No. 25-90540	Case No. 25-90593	Case No. 25-90537
Rent and Other Receipts	*204,725*	-	*585,942*	-	-	*419,743*	*81,511*	*280,270*	*88,411*	*200,540*
Operating Disbursements										
Payroll & Benefits	-	-	-	-	-	-	-	-	-	-
Property and Other Taxes	-	-	-	-	-	-	-	-	-	-
Property Management Fees	-	-	-	-	-	-	-	-	-	-
Business Management Fee	-	-	-	-	-	-	-	-	-	-
Insurance	(14)	-	(5,783)	-	-	(2,491)	(2,082)	(1,930)	(1,654)	(1,991)
Utilities	-	-	(58,251)	-	-	(107,626)	(77,089)	(52,217)	(33,069)	(83,160)
Maintenance & Other Expenses	(20,613)	-	(85,050)	-	-	(57,548)	(31,170)	(41,666)	(35,131)	(27,567)
Corporate G&A	(429)	-	(3,928)	-	-	(1,428)	(904)	(1,101)	(552)	(514)
Total Operating Disbursements	*(21,056)*	-	*(153,012)*	-	-	*(169,093)*	*(111,244)*	*(96,914)*	*(70,406)*	*(113,232)*
Total Capex	-	-	-	-	-	-	-	*(476)*	-	*(25,690)*
Total Hotel Disbursements	-	-	-	-	-	-	-	-	-	-
Net Cash Flow From Operations	183,669	-	432,930	-	-	250,650	(29,733)	182,880	18,005	61,618
Non-Operating Disbursements										
Debt Service	-	-	-	-	-	-	-	-	-	-
Professional Fees	-	-	-	-	-	-	-	-	-	-
Utility Deposits	-	-	-	-	-	-	-	-	-	-
First Day Motions - Taxes	-	-	-	-	-	-	-	-	-	-
First Day Motions - Vendors	-	-	(8,946)	-	-	(5,601)	(5,365)	(5,759)	-	(3,929)
First Day Motions - Return of Tenant Deposits	-	-	-	-	-	-	(1,356)	-	-	-
Total Non-Operating Disbursements	-	-	(8,946)	-	-	(5,601)	(6,721)	(5,759)	-	(3,929)
Asset Sales	-	-	-	-	-	-	-	-	-	-
Net Cash Flow	183,669	-	423,984	-	-	245,049	(36,454)	177,121	18,005	57,689
DIP Proceeds	-	-	-	-	-	-	-	-	-	-
Net Cash Flow After Financing	183,669	-	423,984	-	-	245,049	(36,454)	177,121	18,005	57,689
Beg. Cash Balance	-	-	-	-	-	-	-	-	-	-
(+/-) Net Cash Flow After Financing	183,669	-	423,984	-	-	245,049	(36,454)	177,121	18,005	57,689
MOR Part 1 d. Cash Balance	**$ 183,669**	**$ -**	**$ 423,984**	**$ -**	**$ -**	**$ 245,049**	**$ (36,454)**	**$ 177,121**	**$ 18,005**	**$ 57,689**
(+/-) Net Cash Flow from/to CMBS	-	-	-	-	-	-	-	-	-	-
(+/-) Sonesta Controlled Accounts Net Activity	-	-	-	-	-	-	-	-	-	-
(+/-) Professional Fee Reserve Net Activity	-	-	-	-	-	-	-	-	-	-
(+/-) Utility Disbursement Reserve Net Activity	-	-	-	-	-	-	-	-	-	-
(+/-) Intercompany Transactions, net and Cash In Transit	(183,669)	-	(423,984)	-	-	(245,049)	36,454	(177,121)	(18,005)	(57,689)
Cash Balance End of Period, Book	**$ -**	**$ -**	**$ -**	**$ -**	**$ -**	**$ -**	**$ -**	**$ -**	**$ -**	**$ -**

United States Bankruptcy Court
Southern District of Texas Houston Division

In re:
Office Properties Income Trust, et al.
Debtors

Case No. 25-90530 (CML)
Reporting Period: January 1, 2026 through January 31, 2026

Support Documentation to MOR - 1
Cash Receipts and Disbursements by Legal Entity
For the period 1/1/2026 through 1/31/2026
(See Global Notes for Additional Details)

	FP 6310 Hillside Center, LLC	FP 6315 Hillside Center, LLC	FP 840 First Street, LLC	FP Atlantic Corporate Park, LLC	FP Patuxent Parkway, LLC	FP Redland Technology Center LLC	FP Sterling Park Land, LLC	GOV Lake Fairfax Inc.	GOV Lakewood Properties Trust	GOV NEW OPPTY LP
	Case No. 25-90594	Case No. 25-90543	Case No. 25-90587	Case No. 25-90531	Case No. 25-90546	Case No. 25-90533	Case No. 25-90596	Case No. 25-90599	Case No. 25-90560	Case No. 25-90564
Rent and Other Receipts	*32,529*	*7,747*	*192,522*	*188,904*	*97,957*	*675,524*	-	-	-	-
Operating Disbursements										
Payroll & Benefits	-	-	-	-	(382)	-	-	-	-	-
Property and Other Taxes	-	-	-	-	661	-	-	(237)	-	-
Property Management Fees	-	-	-	-	-	-	-	-	-	-
Business Management Fee	-	-	-	-	-	-	-	-	-	-
Insurance	(649)	(638)	(3,961)	(2,809)	(2,060)	(5,193)	(1)	(3,497)	(3,740)	-
Utilities	(32,367)	(8,269)	(149,544)	(46,731)	(41,918)	(121,181)	-	(1,712)	(5,355)	-
Maintenance & Other Expenses	(7,658)	(7,837)	(25,874)	(60,648)	(26,644)	(33,517)	(11)	(4,610)	(5,852)	-
Corporate G&A	(73)	(78)	(1,922)	(706)	(424)	(1,404)	(16)	(1,042)	(391)	-
Total Operating Disbursements	*(40,747)*	*(16,822)*	*(181,301)*	*(110,894)*	*(70,766)*	*(161,295)*	*(28)*	*(11,097)*	*(15,339)*	-
Total Capex	-	-	-	*(52,009)*	-	*(29,855)*	-	*(24,231)*	-	-
Total Hotel Disbursements	-	-	-	-	-	-	-	-	-	-
Net Cash Flow From Operations	(8,219)	(9,076)	11,222	26,001	27,191	484,373	(28)	(35,328)	(15,339)	-
Non-Operating Disbursements										
Debt Service	-	-	-	-	-	-	-	-	-	-
Professional Fees	-	-	-	-	-	-	-	-	-	-
Utility Deposits	-	-	-	(2,635)	-	-	-	-	-	-
First Day Motions - Taxes	-	-	-	-	-	-	-	-	-	-
First Day Motions - Vendors	-	-	-	-	(17)	(2,066)	-	(27,553)	-	-
First Day Motions - Return of Tenant Deposits	-	-	-	-	-	-	-	-	-	-
Total Non-Operating Disbursements	-	-	-	(2,635)	(17)	(2,066)	-	(27,553)	-	-
Asset Sales	-	-	-	-	-	-	-	-	-	-
Net Cash Flow	(8,219)	(9,076)	11,222	23,366	27,173	482,307	(28)	(62,880)	(15,339)	-
DIP Proceeds	-	-	-	-	-	-	-	-	-	-
Net Cash Flow After Financing	(8,219)	(9,076)	11,222	23,366	27,173	482,307	(28)	(62,880)	(15,339)	-
Beg. Cash Balance	-	-	-	-	-	-	-	-	-	-
(+/-) Net Cash Flow After Financing	(8,219)	(9,076)	11,222	23,366	27,173	482,307	(28)	(62,880)	(15,339)	-
MOR Part 1 d. Cash Balance	**$ (8,219)**	**$ (9,076)**	**$ 11,222**	**$ 23,366**	**$ 27,173**	**$ 482,307**	**$ (28)**	**$ (62,880)**	**$ (15,339)**	**$ -**
(+/-) Net Cash Flow from/to CMBS	-	-	-	-	-	-	-	-	-	-
(+/-) Sonesta Controlled Accounts Net Activity	-	-	-	-	-	-	-	-	-	-
(+/-) Professional Fee Reserve Net Activity	-	-	-	-	-	-	-	-	-	-
(+/-) Utility Disbursement Reserve Net Activity	-	-	-	-	-	-	-	-	-	-
(+/-) Intercompany Transactions, net and Cash In Transit	8,219	9,076	(11,222)	(23,366)	(27,173)	(482,307)	28	62,880	15,339	-
Cash Balance End of Period, Book	**$ -**	**$ -**	**$ -**	**$ -**	**$ -**	**$ -**	**$ -**	**$ -**	**$ -**	**$ -**

United States Bankruptcy Court
Southern District of Texas Houston Division

In re:	Case No. 25-90530 (CML)
Office Properties Income Trust, et al.	Reporting Period: January 1, 2026 through January 31, 2026
Debtors	

Support Documentation to MOR - 1
Cash Receipts and Disbursements by Legal Entity
For the period 1/1/2026 through 1/31/2026
(See Global Notes for Additional Details)

	GOV NEW OPPTY LP REIT	GOV NEW OPPTY REIT	GPT Properties LLC	GPT Properties Trust	Grand Oak Circle Tampa LLC	Jan Davis Huntsville LLC	OPI 25 Exchange LLC	OPI AL Properties LLC	OPI BND Holdings Trust	OPI BND Properties LLC
	Case No. 25-90562	Case No. 25-90567	Case No. 25-90538	Case No. 25-90541	Case No. 25-90544	Case No. 25-90552	Case No. 25-90547	Case No. 25-90569	Case No. 25-90572	Case No. 25-90574
Rent and Other Receipts	-	-	16,400	1,771,735	106,598	-	410,689	-	-	2,073,382
Operating Disbursements										
Payroll & Benefits	-	-	-	(12,585)	-	-	-	-	-	(25,111)
Property and Other Taxes	-	-	(35,684)	(298,849)	-	-	(169,108)	-	-	(146,441)
Property Management Fees	-	-	-	-	-	-	-	-	-	-
Business Management Fee	-	-	-	-	-	-	-	-	-	-
Insurance	-	-	(470)	(22,328)	(2,525)	(4)	(5,594)	(1,392)	-	(32,334)
Utilities	-	-	(1,075)	(161,961)	(346)	-	(121,439)	(31,014)	-	(178,539)
Maintenance & Other Expenses	-	-	(2,607)	(122,325)	(7,525)	(265)	(82,106)	(12,690)	-	(381,974)
Corporate G&A	-	-	(153)	(2,354)	(201)	(132)	(1,327)	(373)	-	(6,036)
Total Operating Disbursements	-	-	(39,988)	(620,403)	(10,597)	(402)	(379,574)	(45,469)	-	(770,435)
Total Capex	-	-	-	(37,798)	(45,025)	-	-	-	-	(51,657)
Total Hotel Disbursements	-	-	-	-	-	-	-	-	-	-
Net Cash Flow From Operations	-	-	(23,588)	1,113,533	50,977	(402)	31,115	(45,469)	-	1,251,290
Non-Operating Disbursements										
Debt Service	-	-	-	-	-	-	-	-	-	-
Professional Fees	-	-	-	-	-	-	(1,680,407)	-	-	(1,078,707)
Utility Deposits	-	-	-	-	-	-	-	-	-	-
First Day Motions - Taxes	-	-	-	-	-	-	-	-	-	(396,249)
First Day Motions - Vendors	-	-	(1,517)	(5,530)	(6,992)	-	(245)	(1,234)	-	(8,543)
First Day Motions - Return of Tenant Deposits	-	-	-	-	-	-	-	-	-	-
Total Non-Operating Disbursements	-	-	(1,517)	(5,530)	(6,992)	-	(1,680,652)	(1,234)	-	(1,483,499)
Asset Sales	-	-	-	-	-	-	-	-	-	-
Net Cash Flow	-	-	(25,105)	1,108,004	43,985	(402)	(1,649,537)	(46,703)	-	(232,209)
DIP Proceeds	-	-	-	-	-	-	-	-	-	-
Net Cash Flow After Financing	-	-	(25,105)	1,108,004	43,985	(402)	(1,649,537)	(46,703)	-	(232,209)
Beg. Cash Balance	-	-	-	-	-	-	164,130	-	-	2,870,370
(+/-) Net Cash Flow After Financing	-	-	(25,105)	1,108,004	43,985	(402)	(1,649,537)	(46,703)	-	(232,209)
MOR Part 1 d. Cash Balance	$ -	$ -	$ (25,105)	$ 1,108,004	$ 43,985	$ (402)	$ (1,485,407)	$ (46,703)	$ -	$ 2,638,160
(+/-) Net Cash Flow from/to CMBS	-	-	-	-	-	-	-	-	-	-
(+/-) Sonesta Controlled Accounts Net Activity	-	-	-	-	-	-	-	-	-	-
(+/-) Professional Fee Reserve Net Activity	-	-	-	-	-	-	-	-	-	-
(+/-) Utility Disbursement Reserve Net Activity	-	-	-	-	-	-	-	-	-	-
(+/-) Intercompany Transactions, net and Cash In Transit	-	-	25,105	(1,108,004)	(43,985)	402	1,485,878	46,703	-	3,344,426
Cash Balance End of Period, Book	$ -	$ -	$ -	$ -	$ -	$ -	$ 472	$ -	$ -	$ 5,982,587

United States Bankruptcy Court
Southern District of Texas Houston Division

In re:
Office Properties Income Trust, et al.
Debtors

Case No. 25-90530 (CML)
Reporting Period: January 1, 2026 through January 31, 2026

Support Documentation to MOR - 1
Cash Receipts and Disbursements by Legal Entity
For the period 1/1/2026 through 1/31/2026
(See Global Notes for Additional Details)

	OPI Notex Holdings Trust	OPI Notex Properties LLC	OPI TRS Inc.	OPI WF Borrower LLC	OPI WF Holding LLC	OPI WF Owner LLC	Primerica Holdco LLC	Santa Clara (Walsh) LLC	SC Merger Sub LLC	Schrock Road Columbus LLC
	Case No. 25-90554	Case No. 25-90550	Case No. 25-90529	Case No. 25-90577	Case No. 25-90580	Case No. 25-90583	Case No. 25-90586	Case No. 25-90589	Case No. 25-90591	Case No. 25-90553
Rent and Other Receipts	-	*2,529,475*	-	-	-	*7,566,346*	-	*228,803*	-	*41,286*
Operating Disbursements										
Payroll & Benefits	-	-	-	-	-	(192,961)	-	-	-	-
Property and Other Taxes	-	(610,169)	-	-	-	-	-	-	-	-
Property Management Fees	-	-	-	-	-	-	-	-	-	-
Business Management Fee	-	-	-	-	-	-	-	-	-	-
Insurance	-	(42,135)	-	-	-	(53,055)	-	(1,024)	-	(333)
Utilities	-	(448,237)	-	-	-	(598,389)	-	-	-	-
Maintenance & Other Expenses	-	(290,797)	(15,481)	-	-	(683,789)	-	(3,486)	-	(73)
Corporate G&A	-	(220,850)	-	-	-	(15,549)	-	(391)	-	(91)
Total Operating Disbursements	-	*(1,612,189)*	*(15,481)*	-	-	*(1,543,744)*	-	*(4,901)*	-	*(496)*
Total Capex	-	*(664,643)*	-	-	-	*(265,451)*	-	-	-	-
Total Hotel Disbursements	-	-	-	-	-	-	-	-	-	-
Net Cash Flow From Operations	-	252,643	(15,481)	-	-	5,757,151	-	223,902	-	40,790
Non-Operating Disbursements										
Debt Service	-	-	-	-	-	-	-	-	-	-
Professional Fees	-	(2,362,243)	-	-	-	(1,433,932)	-	-	-	-
Utility Deposits	-	-	-	-	-	(4,877)	-	-	-	-
First Day Motions - Taxes	-	(1,525,674)	-	-	-	-	-	-	-	-
First Day Motions - Vendors	-	(1,786,160)	-	-	-	(627,904)	-	-	-	-
First Day Motions - Return of Tenant Deposits	-	(22,747)	-	-	-	-	-	-	-	-
Total Non-Operating Disbursements	-	(5,696,824)	-	-	-	(2,066,713)	-	-	-	-
Asset Sales	-	-	-	-	-	-	-	-	-	-
Net Cash Flow	-	(5,444,181)	(15,481)	-	-	3,690,438	-	223,902	-	40,790
DIP Proceeds	-	-	-	-	-	-	-	-	-	-
Net Cash Flow After Financing	-	(5,444,181)	(15,481)	-	-	3,690,438	-	223,902	-	40,790
Beg. Cash Balance	-	926,563	-	-	-	11,055,341	-	-	-	-
(+/-) Net Cash Flow After Financing	-	(5,444,181)	(15,481)	-	-	3,690,438	-	223,902	-	40,790
MOR Part 1 d. Cash Balance	**$ -**	**$ (4,517,618)**	**$ (15,481)**	**$ -**	**$ -**	**$ 14,745,779**	**$ -**	**$ 223,902**	**$ -**	**$ 40,790**
(+/-) Net Cash Flow from/to CMBS	-	-	-	-	-	-	-	-	-	-
(+/-) Sonesta Controlled Accounts Net Activity	-	-	-	-	-	-	-	-	-	-
(+/-) Professional Fee Reserve Net Activity	-	-	-	-	-	-	-	-	-	-
(+/-) Utility Disbursement Reserve Net Activity	-	-	-	-	-	-	-	-	-	-
(+/-) Intercompany Transactions, net and Cash In Transit	-	5,236,755	15,481	-	-	(2,518,726)	-	(223,902)	-	(40,790)
Cash Balance End of Period, Book	**$ -**	**$ 719,138**	**$ -**	**$ -**	**$ -**	**$ 12,227,053**	**$ -**	**$ -**	**$ -**	**$ -**

United States Bankruptcy Court
Southern District of Texas Houston Division

In re:
Office Properties Income Trust, et al.
Debtors

Case No. 25-90530 (CML)
Reporting Period: January 1, 2026 through January 31, 2026

Support Documentation to MOR - 1
Cash Receipts and Disbursements by Legal Entity
For the period 1/1/2026 through 1/31/2026
(See Global Notes for Additional Details)

	SIR Campbell Place Inc.	SIR Centennial LLC	SIR Colorado Springs LLC	SIR Fort Mill LLC	SIR GP Redwood City LLC	SIR Holdings Corporation	SIR Irving (Freeport) LLC	SIR Johnston LLC	SIR Omaha LLC	SIR Operating Partnership LP
	Case No. 25-90535	Case No. 25-90595	Case No. 25-90598	Case No. 25-90559	Case No. 25-90561	Case No. 25-90563	Case No. 25-90539	Case No. 25-90566	Case No. 25-90568	Case No. 25-90571
Rent and Other Receipts	*102,236*	*54,386*	*9,084*	*193,539*	-	-	-	*280,255*	-	-
Operating Disbursements										
Payroll & Benefits	-	-	-	-	-	-	-	-	-	-
Property and Other Taxes	-	-	-	-	-	-	(223,611)	-	-	-
Property Management Fees	-	-	-	-	-	-	-	-	-	-
Business Management Fee	-	-	-	-	-	-	-	-	-	-
Insurance	(9)	(3,771)	-	(1,353)	-	-	(5,378)	(19)	(952)	-
Utilities	(1,128)	(35,744)	-	-	-	-	(85,265)	-	(15,610)	-
Maintenance & Other Expenses	(7,831)	(53,941)	-	(8,343)	-	-	(6,542)	(391)	(40,609)	-
Corporate G&A	(275)	(564)	-	(137)	-	-	(1,321)	(572)	(620)	-
Total Operating Disbursements	*(9,243)*	*(94,021)*	-	*(9,833)*	-	-	*(322,117)*	*(982)*	*(57,791)*	-
Total Capex	-	*(3,930)*	-	-	-	-	-	-	*(100,386)*	-
Total Hotel Disbursements	-	-	-	-	-	-	-	-	-	-
Net Cash Flow From Operations	92,993	(43,565)	9,084	183,706	-	-	(322,117)	279,273	(158,177)	-
Non-Operating Disbursements										
Debt Service	-	-	-	-	-	-	-	-	-	-
Professional Fees	-	-	-	-	-	-	-	-	-	-
Utility Deposits	-	-	-	-	-	-	-	-	-	-
First Day Motions - Taxes	-	-	-	-	-	-	(663,541)	-	-	-
First Day Motions - Vendors	(6,051)	(82)	-	(3,430)	-	-	(1,638)	-	(963)	-
First Day Motions - Return of Tenant Deposits	-	-	-	-	-	-	-	-	-	-
Total Non-Operating Disbursements	(6,051)	(82)	-	(3,430)	-	-	(665,179)	-	(963)	-
Asset Sales	-	-	-	-	-	-	-	-	-	-
Net Cash Flow	86,942	(43,647)	9,084	180,276	-	-	(987,297)	279,273	(159,140)	-
DIP Proceeds	-	-	-	-	-	-	-	-	-	-
Net Cash Flow After Financing	86,942	(43,647)	9,084	180,276	-	-	(987,297)	279,273	(159,140)	-
Beg. Cash Balance	-	-	15,742,974	-	-	-	-	-	-	-
(+/-) Net Cash Flow After Financing	86,942	(43,647)	9,084	180,276	-	-	(987,297)	279,273	(159,140)	-
MOR Part 1 d. Cash Balance	**$ 86,942**	**$ (43,647)**	**$ 15,752,058**	**$ 180,276**	**$ -**	**$ -**	**$ (987,297)**	**$ 279,273**	**$ (159,140)**	**$ -**
(+/-) Net Cash Flow from/to CMBS	-	-	-	-	-	-	-	-	-	-
(+/-) Sonesta Controlled Accounts Net Activity	-	-	-	-	-	-	-	-	-	-
(+/-) Professional Fee Reserve Net Activity	-	-	-	-	-	-	-	-	-	-
(+/-) Utility Disbursement Reserve Net Activity	-	-	-	-	-	-	-	-	-	-
(+/-) Intercompany Transactions, net and Cash In Transit	(86,942)	43,647	1,033,979	(180,276)	-	-	987,297	(279,273)	159,140	-
Cash Balance End of Period, Book	**$ -**	**$ -**	**$ 16,786,036**	**$ -**	**$ -**	**$ -**	**$ -**	**$ -**	**$ -**	**$ -**

United States Bankruptcy Court
Southern District of Texas Houston Division

In re:
Office Properties Income Trust, et al.
Debtors

Case No. 25-90530 (CML)
Reporting Period: January 1, 2026 through January 31, 2026

Support Documentation to MOR - 1
Cash Receipts and Disbursements by Legal Entity
For the period 1/1/2026 through 1/31/2026
(See Global Notes for Additional Details)

	SIR Parsippany (Jefferson) LLC	SIR Philadelphia LLC	SIR Properties REIT LLC	SIR Properties Trust	SIR Redwood City LP	SIR REIT New Braunfels LLC	SIR REIT Plano LLC	SIR Rocklin (Office) LLC	SIR San Jose LLC	SIR Santa Clara LP
	Case No. 25-90542	Case No. 25-90549	Case No. 25-90575	Case No. 25-90579	Case No. 25-90582	Case No. 25-90545	Case No. 25-90585	Case No. 25-90588	Case No. 25-90548	Case No. 25-90592
Rent and Other Receipts	-	-	*1,559,869*	*271,372*	-	-	*336,401*	-	*330,425*	-
Operating Disbursements										
Payroll & Benefits	-	-	-	-	-	-	-	-	-	-
Property and Other Taxes	(76,951)	-	(23,255)	(78,511)	-	(53,653)	(83,178)	-	-	-
Property Management Fees	-	-	-	-	-	-	-	-	-	-
Business Management Fee	-	-	-	-	-	-	-	-	-	-
Insurance	(10,821)	(44,479)	(11,936)	(2,413)	(964)	(540)	(1,625)	-	(1,510)	-
Utilities	(8,729)	(12,312)	(109,237)	(15,466)	(15,316)	(1,260)	-	-	(1,583)	-
Maintenance & Other Expenses	(21,831)	(13,766)	(30,876)	(14,655)	(11,913)	(6,524)	(91,379)	-	(1,944)	-
Corporate G&A	(518)	(1,173)	(1,305)	(860)	(520)	(230)	(368)	-	(515)	-
Total Operating Disbursements	*(118,850)*	*(71,728)*	*(176,610)*	*(111,905)*	*(28,713)*	*(62,207)*	*(176,550)*	-	*(5,552)*	-
Total Capex	-	-	*(17,648)*	-	-	-	*(288,515)*	-	-	-
Total Hotel Disbursements	-	-	-	-	-	-	-	-	-	-
Net Cash Flow From Operations	(118,850)	(71,728)	1,365,611	159,467	(28,713)	(62,207)	(128,664)	-	324,872	-
Non-Operating Disbursements										
Debt Service	-	-	-	-	-	-	-	-	-	-
Professional Fees	-	-	-	-	-	-	-	-	-	-
Utility Deposits	-	-	-	-	-	-	-	-	-	-
First Day Motions - Taxes	-	-	-	(232,973)	-	(159,209)	(246,823)	-	-	-
First Day Motions - Vendors	-	(3,148)	(188,160)	(641)	-	-	(15,005)	-	-	-
First Day Motions - Return of Tenant Deposits	-	-	-	-	-	-	-	-	-	-
Total Non-Operating Disbursements	-	(3,148)	(188,160)	(233,615)	-	(159,209)	(261,827)	-	-	-
Asset Sales	-	-	-	-	-	-	-	-	-	-
Net Cash Flow	(118,850)	(74,876)	1,177,451	(74,148)	(28,713)	(221,415)	(390,491)	-	324,872	-
DIP Proceeds	-	-	-	-	-	-	-	-	-	-
Net Cash Flow After Financing	(118,850)	(74,876)	1,177,451	(74,148)	(28,713)	(221,415)	(390,491)	-	324,872	-
Beg. Cash Balance	-	-	-	-	-	-	-	-	-	-
(+/-) Net Cash Flow After Financing	(118,850)	(74,876)	1,177,451	(74,148)	(28,713)	(221,415)	(390,491)	-	324,872	-
MOR Part 1 d. Cash Balance	**$ (118,850)**	**$ (74,876)**	**$ 1,177,451**	**$ (74,148)**	**$ (28,713)**	**$ (221,415)**	**$ (390,491)**	**$ -**	**$ 324,872**	**$ -**
(+/-) Net Cash Flow from/to CMBS	-	-	-	-	-	-	-	-	-	-
(+/-) Sonesta Controlled Accounts Net Activity	-	-	-	-	-	-	-	-	-	-
(+/-) Professional Fee Reserve Net Activity	-	-	-	-	-	-	-	-	-	-
(+/-) Utility Disbursement Reserve Net Activity	-	-	-	-	-	-	-	-	-	-
(+/-) Intercompany Transactions, net and Cash In Transit	118,850	74,876	(1,177,451)	74,148	28,713	221,415	390,491	-	(324,872)	-
Cash Balance End of Period, Book	**$ -**	**$ -**	**$ -**	**$ -**	**$ -**	**$ -**	**$ -**	**$ -**	**$ -**	**$ -**

United States Bankruptcy Court
Southern District of Texas Houston Division

In re:	**Case No. 25-90530 (CML)**
Office Properties Income Trust, et al.	Reporting Period: January 1, 2026 through January 31, 2026
Debtors	

Support Documentation to MOR - 1
Cash Receipts and Disbursements by Legal Entity
For the period 1/1/2026 through 1/31/2026
(See Global Notes for Additional Details)

	SIR Westford LLC	Twelve24 Atlanta LLC	West Java Sunnyvale LLC
	Case No. 25-90597	Case No. 25-90600	Case No. 25-90601
Rent and Other Receipts	-	*1,504,216*	*385,009*
Operating Disbursements			
Payroll & Benefits	-	-	-
Property and Other Taxes	-	-	-
Property Management Fees	-	-	-
Business Management Fee	-	-	-
Insurance	-	(10,618)	(3,352)
Utilities	-	(6,669)	(39)
Maintenance & Other Expenses	-	(64,354)	(12,218)
Corporate G&A	-	(2,479)	(406)
Total Operating Disbursements	-	*(84,120)*	*(16,014)*
Total Capex	-	-	-
Total Hotel Disbursements	-	-	-
Net Cash Flow From Operations	-	1,420,096	368,995
Non-Operating Disbursements			
Debt Service	-	-	-
Professional Fees	-	-	-
Utility Deposits	-	-	-
First Day Motions - Taxes	-	-	-
First Day Motions - Vendors	-	(13,428)	-
First Day Motions - Return of Tenant Deposits	-	-	-
Total Non-Operating Disbursements	-	(13,428)	-
Asset Sales	-	-	-
Net Cash Flow	-	1,406,668	368,995
DIP Proceeds	-	-	-
Net Cash Flow After Financing	-	1,406,668	368,995
Beg. Cash Balance	-	-	-
(+/-) Net Cash Flow After Financing	-	1,406,668	368,995
MOR Part 1 d. Cash Balance	**$ -**	**$ 1,406,668**	**$ 368,995**
(+/-) Net Cash Flow from/to CMBS	-	-	-
(+/-) Sonesta Controlled Accounts Net Activity	-	-	-
(+/-) Professional Fee Reserve Net Activity	-	-	-
(+/-) Utility Disbursement Reserve Net Activity	-	-	-
(+/-) Intercompany Transactions, net and Cash In Transit	-	(1,406,668)	(368,995)
Cash Balance End of Period, Book	**$ -**	**$ -**	**$ -**

United States Bankruptcy Court
Southern District of Texas Houston Division

In re:
Office Properties Income Trust, et al.
Debtors

Case No. 25-90530 (CML)
Reporting Period: January 1, 2026 through January 31, 2026

Support Documentation to MOR - 2
Balance Sheet by Legal Entity
For the period ended 1/31/2026

	Office Properties Income Trust	**Government Properties Income Trust LLC**	**112 Ave Miami LLC**	**20 Mass Ave TRS Inc.**	**3400 Plano TX LLC**	**440 First Street LLC**	**ACP East LLC**	**Bayside Pkwy Fremont 2 LLC**	**Burt Street Omaha LLC**	**Clay Holdco LLC**
	Case No. 25-90530	Case No. 25-90536	Case No. 25-90551	Case No. 25-90565	Case No. 25-90555	Case No. 25-90570	Case No. 25-90573	Case No. 25-90532	Case No. 25-90556	Case No. 25-90576
Cash and cash equivalents	7,284,653	8,910,462	-	953,736	-	-	-	-	-	-
Restricted cash	22,654,761	27,064	-	-	-	2,444,708	-	-	-	-
Rents receivable	-	295,244	1,059,411	150,467	279,371	3,775,570	139,270	2,466,328	1,916,510	-
Total Current Assets	**29,939,414**	**9,232,770**	**1,059,411**	**1,104,203**	**279,371**	**6,220,278**	**139,270**	**2,466,328**	**1,916,510**	**-**
Land	-	*14,589,447*	*4,798,130*	-	*4,543,015*	*27,903,162*	*2,477,233*	*10,783,527*	*2,819,172*	-
Buildings and improvements	-	*293,504,693*	*5,170,147*	-	*16,285,485*	*42,213,762*	*5,037,689*	*2,125,461*	*10,897,668*	-
Accumulated depreciation	-	*(84,686,225)*	*(1,375,828)*	-	*(3,241,495)*	*(8,947,540)*	*(1,433,030)*	*(325,347)*	*(1,675,198)*	-
Real estate properties (net)	-	223,407,915	8,592,449	-	17,587,004	61,169,383	6,081,892	12,583,640	12,041,642	-
Due from related parties	8,879,024	609,010,776	11,120,487	181,198	8,568,858	27,576,864	180,493	7,986,544	292,569	-
Deferred leasing costs (net)	-	-	-	-	921,359	3,870,537	115,462	2,353,039	1,344,852	-
Acquired real estate leases - net	-	-	159,308	-	1,884,209	2,594,708	-	1,169,814	-	-
Other assets (net)	3,485,871,057	(139,221,649)	(16,763,029)	548,000	(25,291,512)	(88,424,138)	(8,141,458)	(16,207,323)	6,494	-
Total Assets	**3,524,689,495**	**702,429,812**	**4,168,627**	**1,833,401**	**3,949,288**	**13,007,632**	**(1,624,341)**	**10,352,042**	**15,602,068**	**-**
Accounts payable and other liabilities	53,214,250	657,042	108,014	4,017,161	2,251	3,317,494	54,287	889,826	373,389	-
Due to related parties	-	4,016,809	-	-	-	174,012	-	-	-	-
Assumed real estate lease obligations (net)	-	-	-	-	971,660	-	-	-	-	-
Secured debt (net)	*291,590,645*	-	-	-	-	-	-	-	-	-
Liabilities subject to compromise	3,796,528,132	257,574	4,671	-	165	145,267	860	3,981	13,391,133	-
Total Liabilities	**4,141,333,027**	**4,931,425**	**112,685**	**4,017,161**	**974,076**	**3,636,773**	**55,148**	**893,808**	**13,764,522**	**-**
Common shares of beneficial interest	739,411	-	-	-	-	-	-	-	-	-
Additional paid in capital	2,658,470,886	-	-	-	-	-	-	-	-	-
Cumulative net income	(1,805,938,032)	697,398,387	4,055,942	(2,183,760)	2,975,212	9,370,859	(1,679,489)	9,458,234	1,837,546	-
Cumulative common distributions	(1,469,915,797)	100,000	-	-	-	-	-	-	-	-
Total Shareholders' Equity	**(616,643,532)**	**697,498,387**	**4,055,942**	**(2,183,760)**	**2,975,212**	**9,370,859**	**(1,679,489)**	**9,458,234**	**1,837,546**	**-**
Total Liabilities and Shareholders' Equity	**3,524,689,495**	**702,429,812**	**4,168,627**	**1,833,401**	**3,949,288**	**13,007,632**	**(1,624,341)**	**10,352,042**	**15,602,068**	**-**

United States Bankruptcy Court
Southern District of Texas Houston Division

In re:	**Case No. 25-90530 (CML)**
Office Properties Income Trust, et al.	Reporting Period: January 1, 2026 through January 31, 2026
Debtors	

Support Documentation to MOR - 2
Balance Sheet by Legal Entity
For the period ended 1/31/2026

	Clay Road Houston LLC	**CRI SIR LLC**	**Elliott Ave Seattle LLC**	**Ewing Holdco LLC**	**First Potomac DC Holdings, LLC**	**FP 11 Dupont Circle, LLC**	**FP 1211 Connecticut Avenue, LLC**	**FP 1401 K, LLC**	**FP 1775 Wiehle Avenue, LLC**	**FP 540 Gaither, LLC**
	Case No. 25-90557	Case No. 25-90578	Case No. 25-90558	Case No. 25-90581	Case No. 25-90584	Case No. 25-90534	Case No. 25-90590	Case No. 25-90540	Case No. 25-90593	Case No. 25-90537
Cash and cash equivalents	-	-	-	-	-	-	-	-	-	-
Restricted cash	-	-	-	-	-	-	-	-	-	-
Rents receivable	676,988	-	4,140,081	-	-	6,292,707	1,882,253	2,575,485	752,088	(6,965)
Total Current Assets	**676,988**	**-**	**4,140,081**	**-**	**-**	**6,292,707**	**1,882,253**	**2,575,485**	**752,088**	**(6,965)**
Land	*5,494,791*	-	*26,639,923*	-	-	*28,254,691*	*30,387,895*	*29,215,662*	*4,137,884*	*10,740,463*
Buildings and improvements	*12,686,047*	-	*204,925,914*	-	-	*69,259,317*	*28,254,580*	*43,179,605*	*32,144,579*	*20,788,668*
Accumulated depreciation	*(3,215,517)*	-	*(26,876,770)*	-	-	*(19,411,874)*	*(7,646,296)*	*(13,079,476)*	*(8,201,725)*	*(4,796,004)*
Real estate properties (net)	14,965,321	-	204,689,067	-	-	78,102,134	50,996,180	59,315,791	28,080,737	26,733,127
Due from related parties	11,602,640	-	1,100,915	-	-	1,013,940	-	566,997	6,681,120	4,078,007
Deferred leasing costs (net)	262,073	-	1,663,878	-	-	3,128,171	725,661	824,657	225,315	427,281
Acquired real estate leases - net	-	-	-	-	-	826,163	513,870	894,004	658,876	289,415
Other assets (net)	(20,951,639)	-	(27,635,558)	-	-	(19,152,733)	(37,374,519)	(40,739,662)	(36,326,397)	(30,766,782)
Total Assets	**6,555,383**	**-**	**183,958,383**	**-**	**-**	**70,210,382**	**16,743,445**	**23,437,273**	**71,739**	**754,084**
Accounts payable and other liabilities	207,144	-	372,693	-	-	1,158,429	682,260	781,612	183,893	271,039
Due to related parties	-	-	-	-	-	-	43,545	-	-	35,482
Assumed real estate lease obligations (net)	-	-	-	-	-	-	-	472	-	-
Secured debt (net)	-	-	-	-	-	-	-	-	-	-
Liabilities subject to compromise	38	-	207,153,321	-	5,734,868	79,749,347	25,426,711	35,774,691	2,210	35,167
Total Liabilities	**207,182**	**-**	**207,526,014**	**-**	**5,734,868**	**80,907,776**	**26,152,516**	**36,556,775**	**186,104**	**341,689**
Common shares of beneficial interest	-	-	-	-	-	-	-	-	-	-
Additional paid in capital	-	-	-	-	-	-	-	-	-	-
Cumulative net income	6,348,200	-	(23,567,631)	-	(5,734,868)	(10,697,393)	(9,409,071)	(13,119,502)	(114,365)	412,396
Cumulative common distributions	-	-	-	-	-	-	-	-	-	-
Total Shareholders' Equity	**6,348,200**	**-**	**(23,567,631)**	**-**	**(5,734,868)**	**(10,697,393)**	**(9,409,071)**	**(13,119,502)**	**(114,365)**	**412,396**
Total Liabilities and Shareholders' Equity	**6,555,383**	**-**	**183,958,383**	**-**	**-**	**70,210,382**	**16,743,445**	**23,437,273**	**71,739**	**754,084**

United States Bankruptcy Court
Southern District of Texas Houston Division

In re:
Office Properties Income Trust, et al.
Debtors

Case No. 25-90530 (CML)
Reporting Period: January 1, 2026 through January 31, 2026

Support Documentation to MOR - 2
Balance Sheet by Legal Entity
For the period ended 1/31/2026

	FP 6310 Hillside Center, LLC Case No. 25-90594	FP 6315 Hillside Center, LLC Case No. 25-90543	FP 840 First Street, LLC Case No. 25-90587	FP Atlantic Corporate Park, LLC Case No. 25-90531	FP Patuxent Parkway, LLC Case No. 25-90546	FP Redland Technology Center LLC Case No. 25-90533	FP Sterling Park Land, LLC Case No. 25-90596	GOV Lake Fairfax Inc. Case No. 25-90599	GOV Lakewood Properties Trust Case No. 25-90560	GOV NEW OPPTY LP Case No. 25-90564
Cash and cash equivalents	-	-	-	-	-	-	-	-	-	-
Restricted cash	-	-	-	-	-	-	-	-	-	-
Rents receivable	463,774	30,298	1,759,372	1,528,340	573,103	4,619,182	-	2,593	(13,184)	-
Total Current Assets	**463,774**	**30,298**	**1,759,372**	**1,528,340**	**573,103**	**4,619,182**	**-**	**2,593**	**(13,184)**	**-**
Land	*1,423,645*	*2,012,902*	*42,726,334*	*5,750,957*	*3,125,956*	*12,714,223*	*1,267,184*	*5,033,407*	*584,662*	-
Buildings and improvements	*2,533,910*	*2,674,630*	*76,172,621*	*34,037,609*	*21,527,438*	*69,944,891*	-	*56,851,043*	*3,620,425*	-
Accumulated depreciation	*(756,664)*	*(790,795)*	*(16,791,221)*	*(7,749,462)*	*(5,039,151)*	*(15,311,754)*	-	*(16,930,989)*	*(202,768)*	-
Real estate properties (net)	3,200,891	3,896,738	102,107,735	32,039,104	19,614,242	67,347,360	1,267,184	44,953,461	4,002,319	-
Due from related parties	4,308,800	2,576,658	8,976,670	20,455,913	5,028,015	38,904,196	-	-	26,371,503	7,888,530
Deferred leasing costs (net)	28,048	12,129	753,596	1,355,913	356,299	4,287,929	-	-	-	-
Acquired real estate leases - net	652,526	-	-	-	218,845	750,889	-	-	-	-
Other assets (net)	(5,135,689)	(5,410,014)	(111,212,156)	(49,149,652)	(26,261,463)	(97,725,605)	4,752	(75,605,745)	(18,766,221)	(7,752,402)
Total Assets	**3,518,350**	**1,105,808**	**2,385,218**	**6,229,618**	**(470,957)**	**18,183,952**	**1,271,937**	**(30,649,691)**	**11,594,417**	**136,128**
Accounts payable and other liabilities	24,189	14,182	328,884	341,406	337,108	2,441,889	1,327	62,096	137,226	(8,884)
Due to related parties	-	9,562	6,037	-	-	-	820	316,624	109,129	-
Assumed real estate lease obligations (net)	226,836	-	-	-	-	-	-	-	-	-
Secured debt (net)	-	-	-	-	-	-	-	-	-	-
Liabilities subject to compromise	5,236	3,076	180,110	51,762	23,735	9,273	1,504,525	41,214,298	416,533	-
Total Liabilities	**256,262**	**26,820**	**515,031**	**393,168**	**360,843**	**2,451,163**	**1,506,672**	**41,593,017**	**662,887**	**(8,884)**
Common shares of beneficial interest	-	-	-	-	-	-	-	-	-	-
Additional paid in capital	-	-	-	-	-	-	-	-	-	-
Cumulative net income	3,262,088	1,078,988	1,870,187	5,836,450	(831,800)	15,732,789	(234,735)	(72,242,709)	10,931,529	145,012
Cumulative common distributions	-	-	-	-	-	-	-	-	-	-
Total Shareholders' Equity	**3,262,088**	**1,078,988**	**1,870,187**	**5,836,450**	**(831,800)**	**15,732,789**	**(234,735)**	**(72,242,709)**	**10,931,529**	**145,012**
Total Liabilities and Shareholders' Equity	**3,518,350**	**1,105,808**	**2,385,218**	**6,229,618**	**(470,957)**	**18,183,952**	**1,271,937**	**(30,649,691)**	**11,594,417**	**136,128**

United States Bankruptcy Court
Southern District of Texas Houston Division

In re:
Office Properties Income Trust, et al.
Debtors

Case No. 25-90530 (CML)
Reporting Period: January 1, 2026 through January 31, 2026

Support Documentation to MOR - 2
Balance Sheet by Legal Entity
For the period ended 1/31/2026

	GOV NEW OPPTY LP REIT	GOV NEW OPPTY REIT	GPT Properties LLC	GPT Properties Trust	Grand Oak Circle Tampa LLC	Jan Davis Huntsville LLC	OPI 25 Exchange LLC	OPI AL Properties LLC	OPI BND Holdings Trust	OPI BND Properties LLC
	Case No. 25-90562	Case No. 25-90567	Case No. 25-90538	Case No. 25-90541	Case No. 25-90544	Case No. 25-90552	Case No. 25-90547	Case No. 25-90569	Case No. 25-90572	Case No. 25-90574
Cash and cash equivalents	-	-	-	-	-	-	472	-	-	5,982,587
Restricted cash	-	-	-	-	-	-	-	-	-	-
Rents receivable	-	-	28,861	5,829,478	522,776	475,571	3,624,840	73,940	-	20,100,241
Total Current Assets	-	-	**28,861**	**5,829,478**	**522,776**	**475,571**	**3,625,312**	**73,940**	-	**26,082,828**
Land	-	-	*2,618,281*	*41,704,569*	*1,100,000*	*1,501,255*	*26,025,942*	*2,293,870*	-	*41,059,701*
Buildings and improvements	-	-	*9,246,016*	*126,693,756*	*13,592,998*	*1,491,443*	*45,649,641*	*21,883,584*	-	*277,260,201*
Accumulated depreciation	-	-	*(1,374,060)*	*(39,707,346)*	*(5,128,406)*	*(281,137)*	*(12,753,999)*	*(7,356,458)*	-	*(83,108,176)*
Real estate properties (net)	-	-	10,490,237	128,690,979	9,564,592	2,711,561	58,921,584	16,820,996	-	235,211,726
Due from related parties	-	-	491,032	161,978,251	389,637	5,765,350	38,680,033	27,184,639	-	133,182,203
Deferred leasing costs (net)	-	-	-	2,164,218	194,914	-	1,889,119	-	-	14,487,918
Acquired real estate leases - net	-	-	-	4,279,326	-	1,680,267	686,331	793,266	-	3,683,525
Other assets (net)	-	-	(11,777,514)	(119,958,874)	(3,977,171)	(6,880,000)	(73,001,786)	(27,589,394)	-	(283,980,559)
Total Assets	-	-	**(767,384)**	**182,983,378**	**6,694,747**	**3,752,750**	**30,800,592**	**17,283,447**	-	**128,667,641**
Accounts payable and other liabilities	-	-	46,311	1,361,358	95,247	25,566	9,610,875	62,661	-	13,817,286
Due to related parties	-	-	42,594	-	-	-	8,466,967	-	-	5,205,521
Assumed real estate lease obligations (net)	-	-	-	-	-	-	-	164,583	-	-
Secured debt (net)	-	-	-	-	-	-	-	-	-	*477,804*
Liabilities subject to compromise	-	-	375	247,854	4,015	7,529	26,297	18,049	-	420,867
Total Liabilities	-	-	**89,280**	**1,609,212**	**99,263**	**33,095**	**18,104,139**	**245,293**	-	**19,921,479**
Common shares of beneficial interest	-	-	-	-	-	-	-	-	-	-
Additional paid in capital	-	-	-	-	-	-	-	-	-	-
Cumulative net income	-	-	(856,664)	181,374,166	6,595,485	3,719,655	12,696,453	17,038,154	-	108,746,163
Cumulative common distributions	-	-	-	-	-	-	-	-	-	-
Total Shareholders' Equity	-	-	**(856,664)**	**181,374,166**	**6,595,485**	**3,719,655**	**12,696,453**	**17,038,154**	-	**108,746,163**
Total Liabilities and Shareholders' Equity	-	-	**(767,384)**	**182,983,378**	**6,694,747**	**3,752,750**	**30,800,592**	**17,283,447**	-	**128,667,641**

United States Bankruptcy Court
Southern District of Texas Houston Division

In re:
Office Properties Income Trust, et al.
Debtors

Case No. 25-90530 (CML)
Reporting Period: January 1, 2026 through January 31, 2026

Support Documentation to MOR - 2
Balance Sheet by Legal Entity
For the period ended 1/31/2026

	OPI Notex Holdings Trust	OPI Notex Properties LLC	OPI TRS Inc.	OPI WF Borrower LLC	OPI WF Holding LLC	OPI WF Owner LLC	Primerica Holdco LLC	Santa Clara (Walsh) LLC	SC Merger Sub LLC	Schrock Road Columbus LLC
	Case No. 25-90554	Case No. 25-90550	Case No. 25-90529	Case No. 25-90577	Case No. 25-90580	Case No. 25-90583	Case No. 25-90586	Case No. 25-90589	Case No. 25-90591	Case No. 25-90553
Cash and cash equivalents	-	719,138	-	-	-	-	-	-	-	-
Restricted cash	-	-	-	-	-	12,227,053	-	-	-	-
Rents receivable	-	26,473,162	-	-	-	38,577,236	-	1,398,651	-	166,844
Total Current Assets	**-**	**27,192,300**	**-**	**-**	**-**	**50,804,289**	**-**	**1,398,651**	**-**	**166,844**
Land	-	*36,462,190*	-	-	-	*98,527,272*	-	*6,686,964*	-	*716,285*
Buildings and improvements	-	*213,818,973*	-	-	-	*638,946,336*	-	*11,815,914*	-	*794,543*
Accumulated depreciation	-	*(53,646,547)*	-	-	-	*(159,619,589)*	-	*(1,961,994)*	-	*(299,886)*
Real estate properties (net)	-	196,634,616	-	-	-	577,854,019	-	16,540,884	-	1,210,942
Due from related parties	-	120,445,440	-	-	-	709,183,604	-	28,976,983	-	1,762,718
Deferred leasing costs (net)	-	20,162,625	-	-	-	14,670,820	-	1,622,136	-	357,918
Acquired real estate leases - net	-	12,224,090	-	-	-	53,364,668	-	773,653	-	-
Other assets (net)	-	(302,608,682)	-	-	-	(788,580,923)	-	(38,696,131)	-	(2,774,770)
Total Assets	**-**	**74,050,389**	**-**	**-**	**-**	**617,296,477**	**-**	**10,616,176**	**-**	**723,653**
Accounts payable and other liabilities	-	29,726,655	20,970	-	-	17,862,515	-	344,020	-	67,260
Due to related parties	-	7,958,210	15,954	-	-	2,078,830	-	-	-	-
Assumed real estate lease obligations (net)	-	118,852	-	-	-	6,217,742	-	-	-	-
Secured debt (net)	-	-	-	-	-	*424,193,835*	-	-	-	-
Liabilities subject to compromise	-	256,688	271,415	-	-	7,266,753	-	756	-	110
Total Liabilities	**-**	**38,060,405**	**308,339**	**-**	**-**	**457,619,676**	**-**	**344,776**	**-**	**67,370**
Common shares of beneficial interest	-	-	-	-	-	-	-	-	-	-
Additional paid in capital	-	-	-	-	-	-	-	-	-	-
Cumulative net income	-	35,989,984	(308,339)	-	-	159,676,801	-	10,271,400	-	656,283
Cumulative common distributions	-	-	-	-	-	-	-	-	-	-
Total Shareholders' Equity	**-**	**35,989,984**	**(308,339)**	**-**	**-**	**159,676,801**	**-**	**10,271,400**	**-**	**656,283**
Total Liabilities and Shareholders' Equity	**-**	**74,050,389**	**-**	**-**	**-**	**617,296,477**	**-**	**10,616,176**	**-**	**723,653**

United States Bankruptcy Court
Southern District of Texas Houston Division

In re:
Office Properties Income Trust, et al.
Debtors

Case No. 25-90530 (CML)
Reporting Period: January 1, 2026 through January 31, 2026

Support Documentation to MOR - 2
Balance Sheet by Legal Entity
For the period ended 1/31/2026

	SIR Campbell Place Inc.	**SIR Centennial LLC**	**SIR Colorado Springs LLC**	**SIR Fort Mill LLC**	**SIR GP Redwood City LLC**	**SIR Holdings Corporation**	**SIR Irving (Freeport) LLC**	**SIR Johnston LLC**	**SIR Omaha LLC**	**SIR Operating Partnership LP**
	Case No. 25-90535	Case No. 25-90595	Case No. 25-90598	Case No. 25-90559	Case No. 25-90561	Case No. 25-90563	Case No. 25-90539	Case No. 25-90566	Case No. 25-90568	Case No. 25-90571
Cash and cash equivalents	-	-	6,031,865	-	-	-	-	-	-	-
Restricted cash	-	-	10,754,171	-	-	-	-	-	-	-
Rents receivable	750,579	606,190	-	91,281	-	-	314,566	73,964	665,392	-
Total Current Assets	**750,579**	**606,190**	**16,786,036**	**91,281**	**-**	**-**	**314,566**	**73,964**	**665,392**	**-**
Land	*2,687,482*	*6,682,058*	-	*834,031*	-	-	*12,970,268*	*2,649,274*	*4,157,250*	-
Buildings and improvements	*3,409,718*	*10,700,891*	-	*3,034,769*	-	-	*32,416,907*	*7,996,883*	*8,686,400*	-
Accumulated depreciation	*(1,167,031)*	*(2,133,713)*	-	*(622,752)*	-	-	*(6,197,517)*	*(1,570,088)*	*(1,274,212)*	-
Real estate properties (net)	4,930,169	15,249,236	-	3,246,048	-	-	39,189,658	9,076,069	11,569,438	-
Due from related parties	2,160,230	-	12,005,500	4,566,556	-	-	36,884,894	21,936,444	27,056,105	-
Deferred leasing costs (net)	407,637	1,106,167	-	135,104	-	-	-	-	719,828	-
Acquired real estate leases - net	-	-	-	-	-	-	-	1,883,063	-	-
Other assets (net)	(5,515,554)	(20,233,774)	(10,065,676)	(6,224,660)	-	-	(62,646,902)	(26,360,156)	(30,656,119)	-
Total Assets	**2,733,061**	**(3,272,182)**	**18,725,860**	**1,814,329**	**-**	**-**	**13,742,216**	**6,609,384**	**9,354,644**	**-**
Accounts payable and other liabilities	285,347	767,178	15,220	195,928	-	-	122,309	282,631	214,565	-
Due to related parties	-	33,752	5,591,012	-	-	-	1,226,670	-	676,654	-
Assumed real estate lease obligations (net)	-	-	-	-	-	-	-	-	-	-
Secured debt (net)	-	-	-	-	-	-	-	-	-	-
Liabilities subject to compromise	5,811	1,286,729	109,881	30	-	-	133,451	84	247,979	-
Total Liabilities	**291,157**	**2,087,660**	**5,716,112**	**195,958**	**-**	**-**	**1,482,431**	**282,715**	**1,139,197**	**-**
Common shares of beneficial interest	-	-	-	-	-	-	-	-	-	-
Additional paid in capital	-	-	-	-	-	-	-	-	-	-
Cumulative net income	2,441,903	(5,359,841)	13,009,748	1,618,371	-	-	12,259,785	6,326,669	8,215,447	-
Cumulative common distributions	-	-	-	-	-	-	-	-	-	-
Total Shareholders' Equity	**2,441,903**	**(5,359,841)**	**13,009,748**	**1,618,371**	**-**	**-**	**12,259,785**	**6,326,669**	**8,215,447**	**-**
Total Liabilities and Shareholders' Equity	**2,733,061**	**(3,272,182)**	**18,725,860**	**1,814,329**	**-**	**-**	**13,742,216**	**6,609,384**	**9,354,644**	**-**

United States Bankruptcy Court
Southern District of Texas Houston Division

In re:
Office Properties Income Trust, et al.
Debtors

Case No. 25-90530 (CML)
Reporting Period: January 1, 2026 through January 31, 2026

Support Documentation to MOR - 2
Balance Sheet by Legal Entity
For the period ended 1/31/2026

	SIR Parsippany (Jefferson) LLC Case No. 25-90542	SIR Philadelphia LLC Case No. 25-90549	SIR Properties REIT LLC Case No. 25-90575	SIR Properties Trust Case No. 25-90579	SIR Redwood City LP Case No. 25-90582	SIR REIT New Braunfels LLC Case No. 25-90545	SIR REIT Plano LLC Case No. 25-90585	SIR Rocklin (Office) LLC Case No. 25-90588	SIR San Jose LLC Case No. 25-90548	SIR Santa Clara LP Case No. 25-90592
Cash and cash equivalents	-	-	-	-	-	-	-	-	-	-
Restricted cash	-	-	-	-	-	-	-	-	-	-
Rents receivable	-	-	3,232,857	456,362	182,696	172,082	1,106,624	-	4,107	17,968
Total Current Assets	**-**	**-**	**3,232,857**	**456,362**	**182,696**	**172,082**	**1,106,624**	**-**	**4,107**	**17,968**
Land	*4,543,015*	*5,573,288*	*9,318,246*	*14,038,798*	*14,453,262*	*4,964,936*	*6,819,428*	-	*12,304,407*	-
Buildings and improvements	*4,599,749*	*29,808,862*	*60,758,431*	*17,312,437*	*7,722,143*	*2,375,284*	*12,829,055*	-	*5,448,273*	-
Accumulated depreciation	*(1,075,611)*	*(5,573,069)*	*(15,637,104)*	*(4,551,967)*	*(1,516,147)*	*(271,425)*	*(1,774,502)*	-	*(1,139,441)*	-
Real estate properties (net)	8,067,152	29,809,081	54,439,573	26,799,269	20,659,259	7,068,795	17,873,981	-	16,613,238	-
Due from related parties	8,314,251	-	77,167,528	55,067,403	17,519,127	4,821,878	6,726,469	917,628	17,725,669	24,960,565
Deferred leasing costs (net)	-	-	803,444	-	158,805	404,758	3,756,043	-	1,325,978	-
Acquired real estate leases - net	-	-	3,806,656	1,507,005	-	-	-	-	752,288	-
Other assets (net)	(17,756,713)	(7,118,236)	(95,482,448)	(43,657,168)	(27,517,425)	(9,029,449)	(20,891,518)	-	(23,117,520)	-
Total Assets	**(1,375,310)**	**22,690,845**	**43,967,609**	**40,172,871**	**11,002,461**	**3,438,065**	**8,571,598**	**917,628**	**13,303,762**	**24,978,533**
Accounts payable and other liabilities	53,867	121,881	2,093,674	559,999	287,511	145,990	5,721,460	-	897,329	(0)
Due to related parties	219,574	287,578	-	-	242,367	37,133	58,430	-	713,079	-
Assumed real estate lease obligations (net)	-	-	185,856	-	-	-	-	-	-	-
Secured debt (net)	-	-	-	-	-	-	-	-	-	-
Liabilities subject to compromise	15,587	18,993,095	705,276	234,114	346	547	383	-	1,361	-
Total Liabilities	**289,028**	**19,402,554**	**2,984,806**	**794,113**	**530,225**	**183,669**	**5,780,273**	**-**	**1,611,768**	**(0)**
Common shares of beneficial interest	-	-	-	-	-	-	-	-	-	-
Additional paid in capital	-	-	-	-	-	-	-	-	-	-
Cumulative net income	(1,664,338)	3,288,291	40,982,803	39,378,758	10,472,236	3,254,396	2,791,325	917,628	11,691,994	24,978,533
Cumulative common distributions	-	-	-	-	-	-	-	-	-	-
Total Shareholders' Equity	**(1,664,338)**	**3,288,291**	**40,982,803**	**39,378,758**	**10,472,236**	**3,254,396**	**2,791,325**	**917,628**	**11,691,994**	**24,978,533**
Total Liabilities and Shareholders' Equity	**(1,375,310)**	**22,690,845**	**43,967,609**	**40,172,871**	**11,002,461**	**3,438,065**	**8,571,598**	**917,628**	**13,303,762**	**24,978,533**

United States Bankruptcy Court
Southern District of Texas Houston Division

In re:
Office Properties Income Trust, et al.
Debtors

Case No. 25-90530 (CML)
Reporting Period: January 1, 2026 through January 31, 2026

Support Documentation to MOR - 2
Balance Sheet by Legal Entity
For the period ended 1/31/2026

	SIR Westford LLC Case No. 25-90597	Twelve24 Atlanta LLC Case No. 25-90600	West Java Sunnyvale LLC Case No. 25-90601
Cash and cash equivalents	-	-	-
Restricted cash	-	-	-
Rents receivable	-	5,140,871	3,306,010
Total Current Assets	-	**5,140,871**	**3,306,010**
Land	-	*13,040,272*	*24,608,813*
Buildings and improvements	-	*145,947,638*	*3,757,541*
Accumulated depreciation	-	*(20,426,925)*	*(773,933)*
Real estate properties (net)	-	138,560,985	27,592,421
Due from related parties	17,137,960	36,990,150	13,033,880
Deferred leasing costs (net)	-	124,314	1,944,859
Acquired real estate leases - net	-	21,556,365	822,203
Other assets (net)	-	(179,877,188)	(28,907,604)
Total Assets	**17,137,960**	**22,495,497**	**17,791,770**
Accounts payable and other liabilities	-	982,175	421,641
Due to related parties	-	-	-
Assumed real estate lease obligations (net)	-	-	-
Secured debt (net)	-	-	-
Liabilities subject to compromise	-	46,176	1,424
Total Liabilities	-	**1,028,351**	**423,064**
Common shares of beneficial interest	-	-	-
Additional paid in capital	-	-	-
Cumulative net income	17,137,960	21,467,146	17,368,705
Cumulative common distributions	-	-	-
Total Shareholders' Equity	**17,137,960**	**21,467,146**	**17,368,705**
Total Liabilities and Shareholders' Equity	**17,137,960**	**22,495,497**	**17,791,770**

United States Bankruptcy Court
Southern District of Texas Houston Division

In re:
Office Properties Income Trust, et al.
Debtors

Case No. 25-90530 (CML)
Reporting Period: January 1, 2026 through January 31, 2026

Support Documentation to MOR - 3
Income Statement by Legal Entity
For the period 1/1/2026 through 1/31/2026

	Office Properties Income Trust Case No. 25-90530	Government Properties Income Trust LLC Case No. 25-90536	112 Ave Miami LLC Case No. 25-90551	20 Mass Ave TRS Inc. Case No. 25-90565	3400 Plano TX LLC Case No. 25-90555	440 First Street LLC Case No. 25-90570	ACP East LLC Case No. 25-90573	Bayside Pkwy Fremont 2 LLC Case No. 25-90532	Burt Street Omaha LLC Case No. 25-90556	Clay Holdco LLC Case No. 25-90576
Rental Income	-	**798,756**	**302,627**	**1,173,527**	**158,030**	**655,993**	**44,915**	**254,457**	**190,052**	-
Real estate taxes	-	(147,562)	(40,252)	-	-	(108,021)	335	(20,147)	(21,471)	-
Utility expenses	-	(22,768)	(16,456)	-	-	(102,179)	(7,483)	-	-	-
Other operating expenses	-	(195,902)	(50,840)	(2,134,956)	(9,911)	(129,677)	(9,803)	(23,968)	(33,212)	-
Depreciation and amortization	-	(1,138,701)	(42,195)	-	(82,948)	(208,002)	(25,355)	(33,195)	(62,960)	-
Transaction related costs	-	-	-	-	-	-	-	-	-	-
General and administrative	(169,112)	(70,955)	(6,648)	-	(7,316)	(20,505)	(2,023)	(3,402)	(4,219)	-
Total Expenses	**(169,112)**	**(1,575,888)**	**(156,392)**	**(2,134,956)**	**(100,175)**	**(568,383)**	**(44,329)**	**(80,712)**	**(121,860)**	-
Operating Income	**(169,112)**	**(777,132)**	**146,235**	**(961,430)**	**57,855**	**87,610**	**586**	**173,745**	**68,191**	-
Gain/loss on sale of real estate	-	-	-	-	-	-	-	-	-	-
Interest and other income	52,877	16,870	-	1,044	-	3,226	-	-	-	-
Interest expense	(104,211)	-	-	-	-	-	-	-	-	-
Reorganization Items, net	(8,237,547)	-	-	-	-	-	-	-	-	-
Income tax (expense) benefit	-	-	-	-	-	-	-	-	-	-
Equity in net losses of investees	-	-	-	-	-	-	-	-	-	-
Net income (loss) available for common shareholders	**(8,457,993)**	**(760,262)**	**146,235**	**(960,385)**	**57,855**	**90,836**	**586**	**173,745**	**68,191**	-

United States Bankruptcy Court
Southern District of Texas Houston Division

In re:
Office Properties Income Trust, et al.
Debtors

Case No. 25-90530 (CML)
Reporting Period: January 1, 2026 through January 31, 2026

Support Documentation to MOR - 3
Income Statement by Legal Entity
For the period 1/1/2026 through 1/31/2026

	Clay Road Houston LLC	CRI SIR LLC	Elliott Ave Seattle LLC	Ewing Holdco LLC	First Potomac DC Holdings, LLC	FP 11 Dupont Circle, LLC	FP 1211 Connecticut Avenue, LLC	FP 1401 K, LLC	FP 1775 Wiehle Avenue, LLC	FP 540 Gaither, LLC
	Case No. 25-90557	Case No. 25-90578	Case No. 25-90558	Case No. 25-90581	Case No. 25-90584	Case No. 25-90534	Case No. 25-90590	Case No. 25-90540	Case No. 25-90593	Case No. 25-90537
Rental Income	**192,703**	**-**	**558,681**	**-**	**-**	**896,655**	**200,348**	**325,592**	**237,226**	**201,735**
Real estate taxes	-	-	(141,278)	-	-	(76,257)	(60,773)	(71,899)	(24,183)	(36,071)
Utility expenses	-	-	21,083	-	-	(41,084)	(50,055)	(73,078)	(24,564)	(50,938)
Other operating expenses	(31,220)	-	(164,827)	-	-	(246,282)	(38,426)	(110,736)	(36,024)	(57,287)
Depreciation and amortization	(62,968)	-	(866,606)	-	-	(349,346)	(104,174)	(197,155)	(154,809)	(104,150)
Transaction related costs	-	-	-	-	-	-	-	-	-	-
General and administrative	(7,240)	-	(66,225)	-	-	(24,079)	(15,241)	(18,561)	(9,306)	(8,669)
Total Expenses	**(101,428)**	**-**	**(1,217,854)**	**-**	**-**	**(737,048)**	**(268,670)**	**(471,430)**	**(248,886)**	**(257,115)**
Operating Income	**91,275**	**-**	**(659,174)**	**-**	**-**	**159,608**	**(68,321)**	**(145,838)**	**(11,661)**	**(55,380)**
Gain/loss on sale of real estate	-	-	-	-	-	-	-	-	-	-
Interest and other income	-	-	-	-	-	-	-	-	-	-
Interest expense	-	-	-	-	-	-	-	-	-	-
Reorganization Items, net	-	-	-	-	-	-	-	-	-	-
Income tax (expense) benefit	-	-	-	-	-	-	-	-	-	-
Equity in net losses of investees	-	-	-	-	-	-	-	-	-	-
Net income (loss) available for common shareholders	**91,275**	**-**	**(659,174)**	**-**	**-**	**159,608**	**(68,321)**	**(145,838)**	**(11,661)**	**(55,380)**

United States Bankruptcy Court
Southern District of Texas Houston Division

In re:
Office Properties Income Trust, et al.
Debtors

Case No. 25-90530 (CML)
Reporting Period: January 1, 2026 through January 31, 2026

Support Documentation to MOR - 3
Income Statement by Legal Entity
For the period 1/1/2026 through 1/31/2026

	FP 6310 Hillside Center, LLC Case No. 25-90594	FP 6315 Hillside Center, LLC Case No. 25-90543	FP 840 First Street, LLC Case No. 25-90587	FP Atlantic Corporate Park, LLC Case No. 25-90531	FP Patuxent Parkway, LLC Case No. 25-90546	FP Redland Technology Center LLC Case No. 25-90533	FP Sterling Park Land, LLC Case No. 25-90596	GOV Lake Fairfax Inc. Case No. 25-90599	GOV Lakewood Properties Trust Case No. 25-90560	GOV NEW OPPTY LP Case No. 25-90564
Rental Income	**103,486**	**18,107**	**166,710**	**433,307**	**174,930**	**924,724**	-	-	-	-
Real estate taxes	(7,914)	(5,873)	(102,719)	(25,711)	(19,583)	(105,840)	(1,341)	(15,007)	(41,051)	-
Utility expenses	(9,038)	(8,287)	(42,048)	(50,235)	(8,304)	(56,527)	-	(29,012)	14,672	-
Other operating expenses	(30,724)	(18,570)	(63,710)	(88,439)	(57,576)	(111,667)	(1)	(11,478)	(21,636)	-
Depreciation and amortization	(23,589)	(9,293)	(186,656)	(113,117)	(91,306)	(438,616)	-	(134,417)	(12,647)	-
Transaction related costs	-	-	-	-	-	-	-	-	-	-
General and administrative	(1,233)	(1,313)	(32,403)	(11,911)	(7,145)	(23,672)	(275)	(17,566)	(6,597)	-
Total Expenses	**(72,497)**	**(43,335)**	**(427,535)**	**(289,412)**	**(183,915)**	**(736,323)**	**(1,616)**	**(207,479)**	**(67,258)**	-
Operating Income	**30,989**	**(25,228)**	**(260,825)**	**143,895**	**(8,985)**	**188,401**	**(1,616)**	**(207,479)**	**(67,258)**	-
Gain/loss on sale of real estate	-	-	-	-	-	-	-	-	-	-
Interest and other income	-	-	-	-	-	-	-	-	-	-
Interest expense	-	-	-	-	-	-	-	-	-	-
Reorganization Items, net	-	-	-	-	-	-	-	-	-	-
Income tax (expense) benefit	-	-	-	-	-	-	-	-	-	-
Equity in net losses of investees	-	-	-	-	-	-	-	-	-	-
Net income (loss) available for common shareholders	**30,989**	**(25,228)**	**(260,825)**	**143,895**	**(8,985)**	**188,401**	**(1,616)**	**(207,479)**	**(67,258)**	-

United States Bankruptcy Court
Southern District of Texas Houston Division

In re:
Office Properties Income Trust, et al.
Debtors

Case No. 25-90530 (CML)
Reporting Period: January 1, 2026 through January 31, 2026

Support Documentation to MOR - 3
Income Statement by Legal Entity
For the period 1/1/2026 through 1/31/2026

	GOV NEW OPPTY LP REIT Case No. 25-90562	GOV NEW OPPTY REIT Case No. 25-90567	GPT Properties LLC Case No. 25-90538	GPT Properties Trust Case No. 25-90541	Grand Oak Circle Tampa LLC Case No. 25-90544	Jan Davis Huntsville LLC Case No. 25-90552	OPI 25 Exchange LLC Case No. 25-90547	OPI AL Properties LLC Case No. 25-90569	OPI BND Holdings Trust Case No. 25-90572	OPI BND Properties LLC Case No. 25-90574
Rental Income	-	-	**27,750**	**1,530,811**	**185,260**	**80,340**	**620,823**	**283,882**	-	**3,431,978**
Real estate taxes	-	-	(5,897)	(230,474)	(18,684)	(22,936)	(88,536)	(10,967)	-	(378,388)
Utility expenses	-	-	(1,131)	(202,262)	(7,347)	-	(118,242)	(4,573)	-	(87,235)
Other operating expenses	-	-	(18,858)	(310,665)	(39,356)	(7,517)	(200,051)	(61,973)	-	(453,026)
Depreciation and amortization	-	-	(19,263)	(532,096)	(40,323)	(28,794)	(229,536)	(72,770)	-	(1,244,098)
Transaction related costs	-	-	-	-	-	-	-	-	-	-
General and administrative	-	-	(2,573)	(39,693)	(3,381)	(2,230)	(22,368)	(6,284)	-	(86,956)
Total Expenses	-	-	**(47,721)**	**(1,315,190)**	**(109,092)**	**(61,478)**	**(658,733)**	**(156,567)**	-	**(2,249,704)**
Operating Income	-	-	**(19,971)**	**215,621**	**76,169**	**18,862**	**(37,909)**	**127,315**	-	**1,182,275**
Gain/loss on sale of real estate	-	-	-	-	-	-	-	-	-	-
Interest and other income	-	-	-	-	-	-	472	-	-	7,856
Interest expense	-	-	-	-	-	-	(1,132,067)	-	-	(2,727,804)
Reorganization Items, net	-	-	-	-	-	-	(6,926,159)	-	-	(1,171,352)
Income tax (expense) benefit	-	-	-	-	-	-	-	-	-	-
Equity in net losses of investees	-	-	-	-	-	-	-	-	-	-
Net income (loss) available for common shareholders	-	-	**(19,971)**	**215,621**	**76,169**	**18,862**	**(8,095,663)**	**127,315**	-	**(2,709,026)**

United States Bankruptcy Court
Southern District of Texas Houston Division

In re:
Office Properties Income Trust, et al.
Debtors

Case No. 25-90530 (CML)
Reporting Period: January 1, 2026 through January 31, 2026

Support Documentation to MOR - 3
Income Statement by Legal Entity
For the period 1/1/2026 through 1/31/2026

	OPI Notex Holdings Trust Case No. 25-90554	OPI Notex Properties LLC Case No. 25-90550	OPI TRS Inc. Case No. 25-90529	OPI WF Borrower LLC Case No. 25-90577	OPI WF Holding LLC Case No. 25-90580	OPI WF Owner LLC Case No. 25-90583	Primerica Holdco LLC Case No. 25-90586	Santa Clara (Walsh) LLC Case No. 25-90589	SC Merger Sub LLC Case No. 25-90591	Schrock Road Columbus LLC Case No. 25-90553
Rental Income	-	**4,048,886**	-	-	-	**8,124,743**	-	**235,282**	-	**42,681**
Real estate taxes	-	(378,215)	-	-	-	(1,144,588)	-	(29,755)	-	-
Utility expenses	-	(400,015)	-	-	-	(54,319)	-	-	-	-
Other operating expenses	-	(781,908)	(5,489)	-	-	(1,390,294)	-	(22,010)	-	(7,656)
Depreciation and amortization	-	(1,303,218)	-	-	-	(3,697,743)	-	(64,413)	-	(10,071)
Transaction related costs	-	-	-	-	-	-	-	-	-	-
General and administrative	-	(108,274)	-	-	-	(237,379)	-	(6,595)	-	(1,531)
Total Expenses	-	**(2,971,630)**	**(5,489)**	-	-	**(6,524,323)**	-	**(122,772)**	-	**(19,259)**
Operating Income	-	**1,077,256**	**(5,489)**	-	-	**1,600,420**	-	**112,510**	-	**23,422**
Gain/loss on sale of real estate	-	-	-	-	-	-	-	-	-	-
Interest and other income	-	842	-	-	-	18,163	-	-	-	-
Interest expense	-	(4,574,992)	-	-	-	(3,637,233)	-	-	-	-
Reorganization Items, net	-	(4,426,032)	-	-	-	(1,195,473)	-	-	-	-
Income tax (expense) benefit	-	-	-	-	-	-	-	-	-	-
Equity in net losses of investees	-	-	-	-	-	-	-	-	-	-
Net income (loss) available for common shareholders	-	**(7,922,927)**	**(5,489)**	-	-	**(3,214,123)**	-	**112,510**	-	**23,422**

United States Bankruptcy Court
Southern District of Texas Houston Division

In re:
Office Properties Income Trust, et al.
Debtors

Case No. 25-90530 (CML)
Reporting Period: January 1, 2026 through January 31, 2026

Support Documentation to MOR - 3
Income Statement by Legal Entity
For the period 1/1/2026 through 1/31/2026

	SIR Campbell Place Inc.	SIR Centennial LLC	SIR Colorado Springs LLC	SIR Fort Mill LLC	SIR GP Redwood City LLC	SIR Holdings Corporation	SIR Irving (Freeport) LLC	SIR Johnston LLC	SIR Omaha LLC	SIR Operating Partnership LP
	Case No. 25-90535	Case No. 25-90595	Case No. 25-90598	Case No. 25-90559	Case No. 25-90561	Case No. 25-90563	Case No. 25-90539	Case No. 25-90566	Case No. 25-90568	Case No. 25-90571
Rental Income	**104,923**	**110,853**	**-**	**75,366**	**-**	**-**	**-**	**238,058**	**93,582**	**-**
Real estate taxes	(14,796)	(197,589)	-	-	-	-	(136,686)	-	(23,307)	-
Utility expenses	(2,569)	(5,522)	-	-	-	-	(21,409)	-	6,779	-
Other operating expenses	(38,962)	(45,949)	-	(20,013)	-	-	(13,062)	(14,240)	(59,611)	-
Depreciation and amortization	(22,928)	(50,800)	-	(11,824)	-	-	(72,912)	(151,559)	(36,500)	-
Transaction related costs	-	-	-	-	-	-	-	-	-	-
General and administrative	(4,642)	(9,510)	-	(2,303)	-	-	(22,278)	(9,648)	(10,452)	-
Total Expenses	**(83,896)**	**(309,369)**	**-**	**(34,140)**	**-**	**-**	**(266,346)**	**(175,447)**	**(123,091)**	**-**
Operating Income	**21,026**	**(198,516)**	**-**	**41,226**	**-**	**-**	**(266,346)**	**62,611**	**(29,509)**	**-**
Gain/loss on sale of real estate	-	-	-	-	-	-	-	-	-	-
Interest and other income	-	-	38,174	-	-	-	-	-	-	-
Interest expense	-	-	-	-	-	-	-	-	-	-
Reorganization Items, net	-	-	-	-	-	-	-	-	-	-
Income tax (expense) benefit	-	-	-	-	-	-	-	-	-	-
Equity in net losses of investees	-	-	-	-	-	-	-	-	-	-
Net income (loss) available for common shareholders	**21,026**	**(198,516)**	**38,174**	**41,226**	**-**	**-**	**(266,346)**	**62,611**	**(29,509)**	**-**

United States Bankruptcy Court
Southern District of Texas Houston Division

In re:
Office Properties Income Trust, et al.
Debtors

Case No. 25-90530 (CML)
Reporting Period: January 1, 2026 through January 31, 2026

Support Documentation to MOR - 3
Income Statement by Legal Entity
For the period 1/1/2026 through 1/31/2026

	SIR Parsippany (Jefferson) LLC	SIR Philadelphia LLC	SIR Properties REIT LLC	SIR Properties Trust	SIR Redwood City LP	SIR REIT New Braunfels LLC	SIR REIT Plano LLC	SIR Rocklin (Office) LLC	SIR San Jose LLC	SIR Santa Clara LP
	Case No. 25-90542	Case No. 25-90549	Case No. 25-90575	Case No. 25-90579	Case No. 25-90582	Case No. 25-90545	Case No. 25-90585	Case No. 25-90588	Case No. 25-90548	Case No. 25-90592
Rental Income	-	-	**1,127,136**	**444,741**	**48,494**	**153,431**	**289,527**	-	**234,448**	-
Real estate taxes	(25,601)	(81,673)	(117,151)	(51,980)	(42,577)	(17,688)	(27,450)	-	(43,966)	-
Utility expenses	(4,663)	11,010	(92,788)	(22,645)	(1,335)	(5,046)	-	-	(1,638)	-
Other operating expenses	(46,490)	(36,082)	(177,138)	(72,047)	(23,555)	(47,049)	(112,428)	-	(19,830)	-
Depreciation and amortization	(14,124)	(76,616)	(386,857)	(131,026)	(26,456)	(19,687)	(82,244)	-	(37,156)	-
Transaction related costs	-	-	-	-	-	-	-	-	-	-
General and administrative	(8,730)	(19,770)	(22,005)	(14,507)	(8,760)	(3,878)	(6,209)	-	(8,683)	-
Total Expenses	**(99,608)**	**(203,131)**	**(795,939)**	**(292,204)**	**(102,684)**	**(93,348)**	**(228,331)**	-	**(111,273)**	-
Operating Income	**(99,608)**	**(203,131)**	**331,197**	**152,536**	**(54,190)**	**60,083**	**61,196**	-	**123,176**	-
Gain/loss on sale of real estate	-	-	-	-	-	-	-	-	-	-
Interest and other income	-	-	-	-	-	-	-	-	-	-
Interest expense	-	-	-	-	-	-	-	-	-	-
Reorganization Items, net	-	-	-	-	-	-	-	-	-	-
Income tax (expense) benefit	-	-	-	-	-	-	-	-	-	-
Equity in net losses of investees	-	-	-	-	-	-	-	-	-	-
Net income (loss) available for common shareholders	**(99,608)**	**(203,131)**	**331,197**	**152,536**	**(54,190)**	**60,083**	**61,196**	-	**123,176**	-

United States Bankruptcy Court Southern District of Texas Houston Division In re: Office Properties Income Trust, et al. Debtors Support Documentation to MOR - 3 Income Statement by Legal Entity For the period 1/1/2026 through 1/31/2026 Rental Income Real estate taxes Utility expenses Other operating expenses Depreciation and amortization Transaction related costs General and administrative Total Expenses Operating Income Gain/loss on sale of real estate Interest and other income Interest expense Reorganization Items, net Income tax (expense) benefit Equity in net losses of investees Net income (loss) available for common shareholders Case No. 25-90530 (CML) Reporting Period: January 1, 2026 through January 31, 2026 SIR Westford LLC Twelve24 Atlanta LLC West Java Sunnyvale LLC Case No. 25-90597 Case No. 25-90600 Case No. 25-90601 - 1,299,220 371,579 - (176,185) (34,080) - 5,332 (680) - (103,325) (39,403) - (1,598,199) (60,073) - - - - (41,804) (6,839) - (1,914,182) (141,075) - (614,962) 230,504 - - - - - - - - - - - - - - - - - - - (614,962) 230,504

United States Bankruptcy Court Southern District of Texas Houston Division In re: Case No. 25-90530 (CML) Office Properties Income Trust, et al. Reporting Period: January 1, 2026 through January 31, 2026 Debtors Support Documentation to MOR - 4 Schedule of Prepetition Payments For the period 1/1/2026 through 1/31/2026 The Debtors hereby submit this attestation regarding prepetition payments payments during the period of January 1, 2026 through January 31, 2026. /s/ John R. Castellano March 2, 2026 Signature of Authorized Individual Date John R. Castellano Chief Restructuring Officer Printed Name of Authorized Individual Title of Authorized Individual All payments made by the Debtors on account of prepetition claims during the period of January 1, 2026 through January 31, 2026 were authorized under First Day Orders granted by the Bankruptcy Court.

United States Bankruptcy Court
Southern District of Texas Houston Division

In re: **Case No. 25-90530 (CML)**
Office Properties Income Trust, et al. Reporting Period: January 1, 2026 through January 31, 2026
Debtors

Support Documentation to MOR - 5
Schedule of Payments to Insiders
For the period 1/1/2026 through 1/31/2026

The Debtors hereby submit this attestation regarding insider payments payments during the period of January 1, 2026 through January 31, 2026. For additional information regarding the applicable reporting period and insider payment details, please refer to the Global Notes.

Legal Entity	Party Name	Description	Date	Amount
112 Ave Miami LLC	The RMR Group LLC	Maintenance & Other Expenses	1/9/2026	239
20 Mass Ave TRS Inc.	Sonesta International	Hotel Management Fees	1/30/2026	201,920
3400 Plano TX LLC	The RMR Group LLC	Maintenance & Other Expenses	1/9/2026	123
440 First Street LLC	The RMR Group LLC	Maintenance & Other Expenses	1/9/2026	219
440 First Street LLC	The RMR Group LLC	Maintenance & Other Expenses	1/23/2026	98
ACP East LLC	The RMR Group LLC	Maintenance & Other Expenses	1/9/2026	54
ACP East LLC	The RMR Group LLC	Maintenance & Other Expenses	1/23/2026	87
Bayside Pkwy Fremont 2 LLC	The RMR Group LLC	Maintenance & Other Expenses	1/9/2026	19
Burt Street Omaha LLC	The RMR Group LLC	Maintenance & Other Expenses	1/9/2026	401
Clay Road Houston LLC	The RMR Group LLC	Maintenance & Other Expenses	1/9/2026	120
Elliott Ave Seattle LLC	The RMR Group LLC	Maintenance & Other Expenses	1/9/2026	291
FP 11 Dupont Circle, LLC	The RMR Group LLC	Maintenance & Other Expenses	1/9/2026	219
FP 11 Dupont Circle, LLC	The RMR Group LLC	Maintenance & Other Expenses	1/23/2026	528
FP 1211 Connecticut Avenue, LLC	The RMR Group LLC	Maintenance & Other Expenses	1/9/2026	259
FP 1211 Connecticut Avenue, LLC	The RMR Group LLC	Maintenance & Other Expenses	1/23/2026	98
FP 1401 K, LLC	The RMR Group LLC	Maintenance & Other Expenses	1/9/2026	444
FP 1401 K, LLC	The RMR Group LLC	Maintenance & Other Expenses	1/23/2026	98
FP 1775 Wiehle Avenue, LLC	The RMR Group LLC	Maintenance & Other Expenses	1/9/2026	10
FP 540 Gaither, LLC	The RMR Group LLC	Maintenance & Other Expenses	1/9/2026	29
FP 540 Gaither, LLC	The RMR Group LLC	Maintenance & Other Expenses	1/23/2026	4,472
FP 6310 Hillside Center, LLC	The RMR Group LLC	Maintenance & Other Expenses	1/9/2026	54
FP 6310 Hillside Center, LLC	The RMR Group LLC	Maintenance & Other Expenses	1/23/2026	87
FP 6315 Hillside Center, LLC	The RMR Group LLC	Maintenance & Other Expenses	1/9/2026	54
FP 6315 Hillside Center, LLC	The RMR Group LLC	Maintenance & Other Expenses	1/23/2026	87
FP 840 First Street, LLC	The RMR Group LLC	Maintenance & Other Expenses	1/9/2026	365
FP 840 First Street, LLC	The RMR Group LLC	Maintenance & Other Expenses	1/23/2026	98
FP Atlantic Corporate Park, LLC	The RMR Group LLC	Maintenance & Other Expenses	1/9/2026	20
FP Patuxent Parkway, LLC	The RMR Group LLC	Maintenance & Other Expenses	1/9/2026	74
FP Patuxent Parkway, LLC	The RMR Group LLC	Maintenance & Other Expenses	1/23/2026	87
FP Patuxent Parkway, LLC	The RMR Group LLC	Payroll & Benefits	1/23/2026	382
FP Redland Technology Center LLC	The RMR Group LLC	Maintenance & Other Expenses	1/9/2026	213
FP Redland Technology Center LLC	The RMR Group LLC	Maintenance & Other Expenses	1/23/2026	1,243
GOV Lakewood Properties Trust	The RMR Group LLC	Maintenance & Other Expenses	1/23/2026	12
Government Properties Income Trust LLC	The RMR Group LLC	Maintenance & Other Expenses	1/9/2026	695
Government Properties Income Trust LLC	The RMR Group LLC	Maintenance & Other Expenses	1/23/2026	236
GPT Properties LLC	The RMR Group LLC	Maintenance & Other Expenses	1/9/2026	609
GPT Properties Trust	The RMR Group LLC	Maintenance & Other Expenses	1/9/2026	1,844
GPT Properties Trust	The RMR Group LLC	Maintenance & Other Expenses	1/23/2026	1,368
GPT Properties Trust	The RMR Group LLC	Payroll & Benefits	1/9/2026	12,585
Grand Oak Circle Tampa LLC	The RMR Group LLC	Maintenance & Other Expenses	1/9/2026	152
Jan Davis Huntsville LLC	The RMR Group LLC	Maintenance & Other Expenses	1/9/2026	172
Non-Debtors (CMBS)	The RMR Group LLC	Maintenance & Other Expenses	1/16/2026	927
Non-Debtors (CMBS)	The RMR Group LLC	Maintenance & Other Expenses	1/23/2026	1,108
Office Properties Income Trust	Redan Advisors LLC	Independent Director Fees	1/9/2026	7,659
Office Properties Income Trust	The RMR Group LLC	Property Management & Construction Fees	1/30/2026	4,209
Office Properties Income Trust	TRP Advisors LLC	Independent Director Fees	1/16/2026	10,942
Office Properties Income Trust	Wildrose Partners LLC	Independent Director Fees	1/9/2026	7,659
OPI 25 Exchange LLC	Redan Advisors LLC	Independent Director Fees	1/9/2026	6,519
OPI 25 Exchange LLC	The RMR Group LLC	Maintenance & Other Expenses	1/9/2026	110
OPI 25 Exchange LLC	The RMR Group LLC	Maintenance & Other Expenses	1/23/2026	215
OPI 25 Exchange LLC	TRP Advisors LLC	Independent Director Fees	1/16/2026	9,313
OPI 25 Exchange LLC	Wildrose Partners LLC	Independent Director Fees	1/9/2026	6,519
OPI AL Properties LLC	The RMR Group LLC	Maintenance & Other Expenses	1/9/2026	337
OPI BND Properties LLC	Redan Advisors LLC	Independent Director Fees	1/9/2026	4,679
OPI BND Properties LLC	The RMR Group LLC	Maintenance & Other Expenses	1/9/2026	8,739
OPI BND Properties LLC	The RMR Group LLC	Maintenance & Other Expenses	1/23/2026	156
OPI BND Properties LLC	The RMR Group LLC	Payroll & Benefits	1/23/2026	25,111
OPI BND Properties LLC	TRP Advisors LLC	Independent Director Fees	1/16/2026	6,684
OPI BND Properties LLC	Wildrose Partners LLC	Independent Director Fees	1/9/2026	4,679
OPI Notex Properties LLC	Redan Advisors LLC	Independent Director Fees	1/9/2026	9,514
OPI Notex Properties LLC	The RMR Group LLC	Maintenance & Other Expenses	1/9/2026	5,008

Legal Entity	Party Name	Description	Date	Amount
OPI Notex Properties LLC	The RMR Group LLC	Maintenance & Other Expenses	1/23/2026	2,883
OPI Notex Properties LLC	TRP Advisors LLC	Independent Director Fees	1/16/2026	13,591
OPI Notex Properties LLC	Wildrose Partners LLC	Independent Director Fees	1/9/2026	9,514
OPI WF Owner LLC	Redan Advisors LLC	Independent Director Fees	1/9/2026	6,629
OPI WF Owner LLC	The RMR Group LLC	Maintenance & Other Expenses	1/9/2026	17,018
OPI WF Owner LLC	The RMR Group LLC	Maintenance & Other Expenses	1/23/2026	4,755
OPI WF Owner LLC	The RMR Group LLC	Payroll & Benefits	1/9/2026	63,547
OPI WF Owner LLC	The RMR Group LLC	Payroll & Benefits	1/16/2026	25,379
OPI WF Owner LLC	The RMR Group LLC	Payroll & Benefits	1/23/2026	129,414
OPI WF Owner LLC	TRP Advisors LLC	Independent Director Fees	1/16/2026	9,469
OPI WF Owner LLC	Wildrose Partners LLC	Independent Director Fees	1/9/2026	6,629
Santa Clara (Walsh) LLC	The RMR Group LLC	Maintenance & Other Expenses	1/9/2026	19
Schrock Road Columbus LLC	The RMR Group LLC	Maintenance & Other Expenses	1/9/2026	11
SIR Campbell Place Inc.	The RMR Group LLC	Maintenance & Other Expenses	1/9/2026	1,802
SIR Centennial LLC	The RMR Group LLC	Maintenance & Other Expenses	1/9/2026	86
SIR Centennial LLC	The RMR Group LLC	Maintenance & Other Expenses	1/23/2026	164
SIR Irving (Freeport) LLC	The RMR Group LLC	Maintenance & Other Expenses	1/9/2026	23
SIR Irving (Freeport) LLC	The RMR Group LLC	Maintenance & Other Expenses	1/23/2026	22
SIR Omaha LLC	The RMR Group LLC	Maintenance & Other Expenses	1/9/2026	401
SIR Parsippany (Jefferson) LLC	The RMR Group LLC	Maintenance & Other Expenses	1/9/2026	47
SIR Philadelphia LLC	The RMR Group LLC	Maintenance & Other Expenses	1/9/2026	434
SIR Properties REIT LLC	The RMR Group LLC	Maintenance & Other Expenses	1/9/2026	1,802
SIR Properties REIT LLC	The RMR Group LLC	Maintenance & Other Expenses	1/23/2026	3,515
SIR Properties Trust	The RMR Group LLC	Maintenance & Other Expenses	1/9/2026	1,859
SIR Properties Trust	The RMR Group LLC	Maintenance & Other Expenses	1/23/2026	1,269
SIR Redwood City LP	The RMR Group LLC	Maintenance & Other Expenses	1/9/2026	1,433
SIR REIT New Braunfels LLC	The RMR Group LLC	Maintenance & Other Expenses	1/9/2026	427
SIR REIT Plano LLC	The RMR Group LLC	Maintenance & Other Expenses	1/9/2026	561
SIR REIT Plano LLC	The RMR Group LLC	Maintenance & Other Expenses	1/23/2026	756
SIR San Jose LLC	The RMR Group LLC	Maintenance & Other Expenses	1/9/2026	19
Twelve24 Atlanta LLC	The RMR Group LLC	Maintenance & Other Expenses	1/9/2026	1,301
West Java Sunnyvale LLC	The RMR Group LLC	Maintenance & Other Expenses	1/9/2026	19

/s/ John R. Castellano
Signature of Authorized Individual

March 2, 2026
Date

John R. Castellano
Printed Name of Authorized Individual

Chief Restructuring Officer
Title of Authorized Individual

United States Bankruptcy Court Southern District of Texas Houston Division In re: Case No. 25-90530 (CML) Office Properties Income Trust, et al. Reporting Period: January 1, 2026 through January 31, 2026 Debtors Support Documentation to MOR - 6 Schedule of Post-Petition Tax Payments For the period 1/1/2026 through 1/31/2026 The Debtors hereby submit this attestation regarding postpetition tax payments during the period of January 1, 2026 through January 31, 2026. The Debtors believe that they are current with respect to any postpetition Taxes and Fees that have come due. /s/ John R. Castellano March 2, 2026 Signature of Authorized Individual Date John R. Castellano Chief Restructuring Officer Printed Name of Authorized Individual Title of Authorized Individual

United States Bankruptcy Court Southern District of Texas Houston Division In re: Case No. 25-90530 (CML) Office Properties Income Trust, et al. Reporting Period: January 1, 2026 through January 31, 2026 Debtors Support Documentation to MOR - 7 Schedule of Post-Petition Borrowing For the period 1/1/2026 through 1/31/2026 The Debtors hereby submit this attestation regarding postpetition borrowing during the period of January 1, 2026 through January 31, 2026. /s/ John R. Castellano March 2, 2026 Signature of Authorized Individual Date John R. Castellano Chief Restructuring Officer Printed Name of Authorized Individual Title of Authorized Individual On November 5, 2025, the Bankruptcy Court entered the Interim Order Pursuant to Sections 105, 361, 362, 363, and 364 of the Bankruptcy Code and Rules 2002, 4001, 6004, and 9014 of the Federal Rules of Bankruptcy Procedure (I) Authorizing the Debtors to Use Cash Collateral and Obtain Secured Postpetition Financing; (II) Granting Liens and Superpriority Administrative Claims; (III) Providing Adequate Protection; (IV) Scheduling a Final Hearing; and (V) Granting Related Relief [Docket No. 150] (the “Interim DIP Order”) authorizing the Debtors to enter into the DIP Documents (as defined in the Interim DIP Order) and obtain post-petition borrowing thereunder. On November 6, 2025, in accordance with the Interim DIP Order, the Debtors drew $10 million under the DIP Facility, net any fees payable to the DIP Agent and the DIP Lenders (each as defined in the Interim DIP Order). The Debtors received $9.7 million on November 6, 2025 into their Segregated Account (as defined in the Interim DIP Order). The Bankruptcy Court held the Final Hearing (as defined in the Final DIP Order) on January 28, 2026, and on February 4, 2026, entered the Final Order Pursuant to Sections 105, 361, 362, 363, and 364 of the Bankruptcy Code and Rules 2002, 4001, 6004, and 9014 of the Federal Rules of Bankruptcy Procedure (I) Authorizing the Debtors to Use Cash Collateral and Obtain Secured Postpetition Financing; (II) Granting Liens and Superpriority Administrative Claims; (III) Providing Adequate Protection; and (IV) Granting Related Relief (the “Final DIP Order”). By February 6, 2026, in accordance with the Final DIP Order, the Debtors drew $75 million under the DIP Facility. The Debtors received $64.3 million on February 6, 2026 into their Segregated Account, net any fees payable to the DIP Agent and the DIP Lenders and the amount of the Tranche A2 Term Loan (as defined in the Final DIP Order).

United States Bankruptcy Court Southern District of Texas Houston Division In re: Case No. 25-90530 (CML) Office Properties Income Trust, et al. Reporting Period: January 1, 2026 through January 31, 2026 Debtors Support Documentation to MOR - 8 Bank Statements and Bank Reconciliations For the period 1/1/2026 through 1/31/2026 The Debtors hereby submit this attestation regarding bank account reconciliations in lieu of providing copies of bank reconciliations and journal entries. /s/ John R. Castellano March 2, 2026 Signature of Authorized Individual Date John R. Castellano Chief Restructuring Officer Printed Name of Authorized Individual Title of Authorized Individual The Debtors’ standard practice is to ensure that bank reconciliations are completed as part of the month end close each reporting period. I attest that each of the Debtors’ bank accounts has been reconciled in accordance with their standard practices. The Debtors have seperately submitted bank statements for the Debtors' bank accounts covering the periods of January 1, 2026 through January 31, 2026 to the US Trustee.